SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12



      (Name of Registrant as Specified In Its Charter) Fidelity Puritan Trust


            (Name of Person(s) Filing Proxy Statement) Arthur S. Loring

Payment of Filing Fee (Check the appropriate box):

[  ]   $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid: $125



      (2)   Form, Schedule or Registration Statement No.: 811-649



      (3)   Filing Party: Fidelity Puritan Trust



      (4)   Date Filed: April 8, 1994


FIDELITY PURITAN FUND
FIDELITY BALANCED FUND
FIDELITY GLOBAL BALANCED FUND
FIDELITY LOW-PRICED STOCK FUND
FUNDS OF
FIDELITY PURITAN TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund (the funds) will be held at the office of Fidelity Puritan Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on July 13, 1994, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1.  To elect a Board of Trustees.
2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
7.  To approve a modified management contract for each fund.
8. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Balanced Fund.
9. To approve a new Sub-Advisory Agreement with FMR Far East for Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund.
10. To approve a new Sub-Advisory Agreement with FMR U.K. for Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund.
11. To eliminate or amend certain fundamental investment policies of Fidelity Balanced Fund.
   12. To amend Fidelity Balanced Fund's and Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning real estate.
1   3    . To amend Fidelity Balanced Fund's and Fidelity Low-Priced Stock
Fund's fundamental investment limitation concerning diversification.
1   4    . To amend Fidelity Balanced Fund's and Fidelity Low-Priced Stock
Fund's fundamental investment limitation concerning the issuance of senior securities.
1   5    . To eliminate Fidelity Balanced Fund's and Fidelity Low-Priced
Stock Fund's fundamental investment limitation concerning short sales of securities.
1   6    . To eliminate Fidelity Balanced Fund's and Fidelity Low-Priced
Stock Fund's fundamental investment limitation concerning margin purchases.
1   7    . To amend Fidelity Balanced Fund's and Fidelity Low-Priced Stock
Fund's fundamental investment limitation concerning borrowing.
1   8    . To amend Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning the concentration of its investments within a single industry.
1   9    . To amend Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning the purchase and sale of physical commodities.
   20    . To adopt a fundamental investment limitation concerning the purchase and sale of physical commodities for Fidelity Balanced Fund.
21. To amend Fidelity Balanced Fund's and Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning lending.
22. To eliminate Fidelity Balanced Fund's fundamental investment limitation concerning investment in other investment companies.
 The Board of Trustees has fixed the close of business on May 16, 1994 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
May 16, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUNDS, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the funds involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY PURITAN FUND
FIDELITY BALANCED FUND
FIDELITY GLOBAL BALANCED FUND
FIDELITY LOW-PRICED STOCK FUND
TO BE HELD ON JULY 13, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Puritan Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund, and at any adjournments thereof (the Meeting), to be held July 13, 1994 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 16, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of the fund's annual report for the fiscal period ended July 31, 1993 has been mailed or delivered to respective shareholders of each fund entitled to vote at the meeting.
 Shares of each fund issued and outstanding as of March 31, 1994 are indicated in the following table:
    FIDELITY BALANCED FUND 408,363,613
    FIDELITY GLOBAL BALANCED FUND 32,962,824
    FIDELITY LOW-PRICED STOCK FUND 119,742,521
    FIDELITY PURITAN FUND 630,259,653
 To the knowledge of the trust   ,     no shareholder owned of record or
beneficially more than 5% of the outstanding shares of    any of the
funds     on that date. Shareholders of record at the close of business on
May 1   6    , 1994 will be entitled to vote at the Meeting. Each such
shareholder will be entitled to one vote for each share held on that date.
   VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING VOTING SECURITIES OF EACH FUND OF THE TRUST AND, IN THE CASE OF PROPOSALS 4 AND 5, A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 6 THROUGH 22 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF THE TRUST OR A FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Puritan Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mrs. Davis and Mr. Mann, all nominees named on the following pages are currently Trustees of Fidelity Puritan Trust and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Mr. Jones, Mr. Lynch, and Mr. McDonough were selected by the trust's
Nominating and Administration Committee (see page        ) and were
appointed to the Board in November 1991, May 1990, April 1990, and August 1989, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                              Principal Occupation **                      Year of
 (Age)                                                                            Election or
                                                                                  Appointme
                                                                                  nt

*J. Gary Burkhead                    Senior Vice President, is                    1986
82 Devonshire Street                 President of FMR; and President
Boston, MA                           and a Director of FMR Texas
 (52)                                Inc. (1989), Fidelity
                                     Management & Research
                                     (U.K.) Inc. and Fidelity
                                     Management & Research
                                     (Far East) Inc.

Ralph F. Cox                            Consultant to Western Mining              1991
200 Rivercrest Drive                    Corporation (1994). Prior to
Forth Worth, TX                         1994, he was President of
 (61)                                   Greenhill Petroleum Corporation
                                        (petroleum exploration and
                                        production, 1990). Until     March
                                     1990, Mr. Cox was President
                                     and Chief Operating Officer of
                                     Union Pacific Resources
                                     Company (exploration and
                                     production). He is a Director of
                                     Bonneville Pacific Corporation
                                     (independent power, 1989),
                                        Sanifill Corporation
                                        (non-hazardous waste, 1993),
                                        and CH2M Hill Companies
                                     (engineering). In addition, he
                                     served on the Board of Directors
                                     of the Norton Company
                                     (manufacturer of industrial
                                     devices, 1983-1990) and
                                     continues to serve on the Board
                                     of Directors of the Texas State
                                     Chamber of Commerce, and is a
                                     member of advisory boards of
                                     Texas A&M University and
                                     the University of Texas at Austin.

Phyllis Burke Davis                  Prior to her retirement in                      -
P.O.        Box 264                  September of 1991, Mrs. Davis
Brid   g    ehampton, NY             was the Senior Vice President of
 (61)                                Corporate Affairs of Avon
                                     Products, Inc. She is currently a
                                     Director of BellSouth
                                     Corporation
                                     (telecommunications), Eaton
                                     Corporation (manufacturing,
                                     1991), and the TJX Companies,
                                     Inc. (retail stores, 1990), and
                                     previously served as a Director
                                     of Hallmark Cards, Inc.
                                     (1985-1991) and Nabisco
                                     Brands, Inc. In addition, she
                                     serves as a Director of the New
                                     York City Chapter of the National
                                     Multiple Sclerosis Society, and is
                                     a member of the Advisory
                                     Council of the International
                                     Executive Services Corps        and
                                     the President's Advisory Council
                                     of The University of Vermont
                                            School of Business
                                     Administratio   n    .

Richard J. Flynn                     Financial consultant. Prior to               1982
77 Fiske Hill                        September 1986, Mr. Flynn was
Sturbridge, MA                       Vice Chairman and a Director of
 (69)                                the Norton Company
                                     (manufacturer of industrial
                                     devices). He is currently a
                                     Director of Mechanics Bank and
                                     a Trustee of College of the Holy
                                     Cross and Old Sturbridge
                                     Village, Inc.

*Edward C. Johnson                   President, is Chairman, Chief                1968
3d                                   Executive Officer and a Director
82 Devonshire Street                 of FMR Corp.; a Director and
Boston, MA                           Chairman of the Board and of
 (63)                                the Executive Committee of
                                     FMR; Chairman and a Director
                                     of FMR Texas Inc. (1989),
                                     Fidelity Management &
                                     Research (U.K.) Inc., and
                                     Fidelity Management &
                                     Research (Far East) Inc.

E. Bradley Jones                     Prior to his retirement in 1984,             1990
388   1-    2 Lander Road            Mr. Jones was Chairman and
Chag   r    in Falls, OH             Chief Executive Officer of LTV
 (66)                                Steel Company. Prior to May
                                     1990, he was Director of
                                     National City Corporation (a
                                     bank holding company) and
                                     National City Bank of Cleveland.
                                     He is a Director of TRW Inc.
                                     (original equipment and
                                     replacement products),
                                     Cleveland-Cliffs Inc. (mining),
                                     NACCO Industries, Inc. (mining
                                     and marketing), Consolidated
                                     Rail Corporation, Birmingham
                                     Steel Corporation,        Hyster-Yale
                                     Materials Handling, Inc. (1989),
                                     and RPM Inc. (manufacturer of
                                     chemical products, 1990). In
                                     addition, he serves as a Trustee
                                     of First Union Real Estate
                                     Investments; Chairman of the
                                     Board of Trustees and a
                                     member of the Executive
                                     Committee of the Cleveland
                                     Clinic Foundation, a Trustee and
                                     a member of the Executive
                                     Committee of University School
                                     (Cleveland), and a Trustee of
                                     Cleveland Clinic Florida.

Donald J. Kirk                       Professor at Columbia University             1987
680 Steamboat Road                   Graduate School of Business
Apartme   n    t #1    -     North   and a financial consultant. Prior
Greenwich, CT                        to 1987, he was Chairman of the
 (60)                                Financial Accounting Standards
                                     Board. Mr. Kirk is a Director of
                                     General Re Corporation
                                     (reinsurance) and Valuation
                                     Research Corp. (appraisals and
                                     valuations, 1993).    In addition, he
                                        serves as Vice Chairman of the
                                        Board of Directors of the
                                        National Arts Stabilization Fund
                                        and Vice Chairman of the Board
                                        of Trustees of the Greenwich
                                        Hospital Association.

*Peter S. Lynch                      Vice Chairman of FMR (1992).                 1990
82 Devonshire Street                 Prior to his retirement on May
Boston, MA                           31, 1990, he was a Director of
 (50)                                FMR (1989) and Executive Vice
                                     President of FMR (a position he
                                     held until March 31, 1991); Vice
                                     President of Fidelity Magellan
                                     Fund and FMR Growth Group
                                     Leader; and a        Managing
                                     Director of FMR Corp.    Mr. Lynch
                                        was also Vice President of
                                        Fidelity Investments Corporate
                                        Services (1991-199    2).
                                        He     is a Director of W.R. Grace
                                     & Co. (chemicals, 1989)
                                     and Morrison Knudsen
                                     Corporatio   n     (engineering and
                                     construction). In addition, he
                                     serves as a Trustee of Boston
                                     College, Massachusetts Eye
                                     & Ear Infirmary, Historic
                                     Deerfield (1989), and Society for
                                     the Preservation of New
                                     England Antiquities, and as an
                                     Overseer of the Museum of Fine
                                     Arts of Boston (1990).

Gerald C. McDonough                  Chairman of G.M. Management                  1989
135 Aspenwood Drive                  Group (strategic advisory
Cleveland, OH                        services). Prior to his retirement
 (64)                                in July 1988, he was Chairman
                                     and Chief Executive Officer of
                                     Leaseway Transportation Corp.
                                     (physical distribution services).
                                     Mr. McDonough is a Director of
                                     ACME-Cleveland Corp. (metal
                                     working, telecommunications
                                     and electronic products),
                                     Brush-Wellman Inc. (metal
                                     refining),York International Corp.
                                     (air-conditioning and
                                     refrigeration, 1989),        Commercial
                                     Intertech Corp. (water treatment
                                     equipment, 1992)   , and
                                        Associated Estates Realty
                                        Corporation (a real estate
                                        investment trust, 1993).

Edward H. Malone                     Prior to his retirement in 1985,             1989
5601 Turtle Bay Drive                Mr. Malone was Chairman,
#2104                                General Electric Investment
Naples, FL                           Corporation and a Vice
 (69)                                President of General Electric
                                     Company. He is a Director of
                                     Allegheny Power Systems, Inc.
                                     (electric utility), General Re
                                     Corporation (reinsurance), and
                                     Mattel Inc. (toy manufacturer).    In
                                        addition, he serves as a Trustee
                                        of Corporate Property Investors,
                                        the EPS Foundation at Trinity
                                        College, the Naples
                                        Philharmonic Center for the Arts,
                                        and Rensselaer Polytechnic
                                        Institute, and he is a member of
                                        th    e Advisory Boards of Butler
                                     Capital Corporation Funds and
                                     Warburg, Pincus Partnership
                                     Funds.

Marvin L. Mann                       Chairman of the Board,                          -
55 Railroad Avenue                   President, and Chief Executive
Greenwich, CT                        Officer of Lexmark International,
 (61)                                Inc. (office machines, 1991).
                                     Prior to 1991, he held positions
                                     of Vice President of International
                                     Business Machines Corporation
                                     ("IBM") and President and
                                     General Manager of various IBM
                                     divisions and subsidiaries. Mr.
                                     Mann is a Director of M.A.
                                     Hanna Company (chemicals,
                                     1993) and Infomart (marketing
                                     services, 1991), a Trammell
                                     Crow Co. In addition, he serves
                                     as the Campaign Vice Chairman
                                     of the Tri-State United Way
                                     (1993) and is a member of the
                                     University of Alabama
                                     President's Cabinet (1990).

Thomas R. Williams                   President of The Wales Group,                1989
21st Floor                           Inc. (management and financial
191 Peachtree Street,                advisory services). Prior to
N.E.                                 retiring in 1987, Mr. Williams
Atlanta, GA                          served as Chairman of the
 (65)                                Board of First Wachovia
                                     Corporation (bank holding
                                     company), and Chairman and
                                     Chief Executive Officer of The
                                     First National Bank of Atlanta
                                     and First Atlanta Corporation
                                     (bank holding company). He is
                                     currently a Director of BellSouth
                                     Corporation
                                     (telecommunications), ConAgra,
                                     Inc. (agricultural products),
                                     Fisher Business Systems, Inc.
                                     (computer softwar   e    ), Georgia
                                     Power Company (electric utility),
                                     Gerber Alley & Associates,
                                     Inc. (computer software),
                                     National Life Insurance
                                     Company of Vermont, American
                                     Software, Inc. (1989), and
                                     AppleSouth Inc. (restaurants,
                                     1992).




_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of March 31, 1994, the nominees and officers of the trust owned, in the
aggregate, less than    1    % of any of the fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months
ended July 31, 199   3    . It is expected that the Trustees will meet at
least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expense   s
    of $66,088 from the trust in their capacities as Trustees of the funds for the fiscal period ended July 31, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page
       ), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing
compliance procedures. During the twelve months ended July 31, 199   3    ,
the Committee held f   ive     meetings.
        The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve
months ended July 31, 199   3    , the committee held five meetings. The
Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS &AMP; LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, limited review of unaudited semiannual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of
the trust approve   ,     a proposal to amend Article VIII, Section 1 of
the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund are funds of Fidelity Puritan Trust, an open-end management investment company organized as a
Massachusetts business trust.    S    hareholders of each fund vote
separately on matters concerning only that fund and vot   e     on a
trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Puritan Trust, voting rights may have become disproportionate since the net asset value per share
(NAV) of the separate funds diverge over time. The    S    taff        of
the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendments will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system
currently in effect for certain votes.    T    he voting power of
shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The following table shows each fund's net asset value.

Fund                             Net Asset Value           $1,000 investment
                                 as    o    f March 31,    in terms of shares
                                 1994                      on    M    arch 31, 1994

Fidelity Puritan Fund            $ 15.5   2                 64.43   3

Fidelity Balanced Fund           $ 12.8   3                 77.94   2

Fidelity Global Balanced Fund    $ 12.3   8                 80.77   5

Fidelity Low-Priced Stock Fund   $ 17.3   9                 57.50   4


 For example, Fidelity    Global     Balanced Fund shareholders would have
approxi   mately 40% greater voting power than Fidelity Low-Priced Fund because at current NAVs, a $1,000 investment in Fidelity Global Balanced Fund would equal 80.775 shares, whereas a $1,000 investment in Fidelity Low-Priced Fund would equal 57.504 shares. Accordingly, a one share, one-vote system may provide certain shareholders with a
disproportionate     ability to affect the vote relative to shareholders of
othe   r     funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest which FMR believes is a more equitable result, and which is the result in a typical corporation where each voting share has an equal market price.
    On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
    SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] A shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share of such Series), on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
    CONCLUSION. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights amongst all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the proposal is not approved, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by
appointing a person they, in their discretion see fit, consiste   n    t
with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case would also require shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed]. "ARTICLE IV
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act."
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to
all shareholders of a trust would be costly    t    o the funds of the
trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for a fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page seeks each fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
    BACKGROUND. A number of mutual funds have developed so called "master-feeder" structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with a retail equity fund designed for investors with lower minimums. This structure allows several feeder funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master pooled fund which would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other feeder funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually reviews methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund
should invest in a Pooled Fund    Structure    , the Trustees believe it
could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Pooled Fund Structure is in the best interest
of a fund   ,     and if, upon advice of counsel, they determine that the
investment will not have material adverse tax consequences to the fund or
its shareholders.    T    he Trustees will specifically consider the
impact, if any, on fees paid by the fund as a    re    sult of
ad   o    pting a Pooled Fund    S    tructure. Although the current
Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as
follow   s     (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
 (t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company."
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect immediately after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has appr   o    ved, and recommends that
shareholders of each fund    approve,     the adop   t    ion of a new
fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
    BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. In order to implement a Pooled Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust, and if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure when permitted by a fund's policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board o   f     Trustees continually
review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund
should invest in a mast   e    r fund, the Trustees believe it could be in
the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund
Structure    , without a further vote of shareholders, if the Trustees
determine that action to be in the best interest of a fund and its shareholders. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include each fund's limitations on a fund acting as an underwriter and that no more than 25% of a fund's total assets be invested in any one industry.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be
materially affected by its investment in a Pooled Fund    Structure    ,
except that the assets of a fund would be managed as part of a larger pool.
Were a fund to invest all of its assets in a Pooled Fund    Structure    ,
it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does
currently.    Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable laws or by the fund's policies to vote on the matters to be considered at the Pooled Fund's shareholder meeting.The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each
fund's assets in a Pooled Fund    Structure      only if they determine
that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to
invest in a Pooled Fund    Structure    , the Trustees will consider, among
other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund
if doing so would materially increase costs    (i    ncluding fees) to
shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a
fund's investment in a Pooled Fund    Structure     were to reduce FMR's
expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when Pooled Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees recommends that each fund's shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   Wi    th respect to each fund, if the proposal is not    approved    ,
the fund's current fundamental i   nv    estment policies will remain
unchanged with respect to potential investment in Pooled Funds.
7. TO APPROVE A MODIFIED MANAGEMENT CONTRACT FOR EACH FUND.
 The Board of Trustees has approved, and recommends that shareholders of each respective fund approve, a proposal to amend the fund's management
contract with FMR (the    Proposed     Contract). The proposal would modify
the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. THE PROPOSED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT.
 PROPOSED AMENDMENT TO THE MANAGEMENT CONTRACT. A copy of the Proposed Contract, marked to indicate the proposed amendment, is supplied as Exhibit 1 on page . Except for the amendment to the management fee, it is substantially identical to the present management contract. (For a detailed discussion of each fund's present contract, refer to the section entitled "Present Management Contracts" on page .) If approved by shareholders, the Proposed Contract will take effect on August 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1995 and thereafter subject to continuation by the funds' Board of Trustees. If the Proposed Contract is not approved by each respective fund's shareholders, the present contract will continue in effect through July 31, 1995, and thereafter subject to continuation by the fund's Board of Trustees.
 The management fee is an annual percentage of a fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a group fee rate, which varies according to FMR's assets under management,
and a fixed individual fund fee rate        (the "basic fee").    The basic
fee for Fidelity Low-Priced Stock Fund is subject to a performance adjustment as described in the "Present Management Contracts" section on
page 46.     The group fee rate schedule in the current contract for
Fidelity Balanced Fund and Fidelity Low-Priced Stock Fund includes group fee rates for group net assets up to $138 billion. For Fidelity Global Balanced Fund and Fidelity Puritan Fund, the group fee rate schedule in the current contract includes group fee rates for group net assets up to
$2   2    8 billion. The proposal would modify the group fee by providing for lower fee rates if FMR's assets under management remain above these levels.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Proposed Contract would not change the group fee
calculation for group net assets of $   1    38 billion or less for
Fidelity Balanced Fund and Fidelity Low-Priced Stock Fund or $   2    28
billion or less for Fidelity Global Balanced Fund or Fidelity Puritan Fund. Above these levels of group net assets, the group fee rate declines under both contracts, but under the proposed contract, it declines faster.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that
provide for lower fees when assets increase. F   or Fidelity Balanced Fund
and Fidelity Low-Priced Stock Fund, the proposed contract would add five new breakpoints for group asset levels above $138 billion. The Proposed Contract for Fidelity Puritan Fund and Fidelity Global Balanced Fund would add three new fee breakpoints for group asset levels above $228 billion. The new breakpoints are illustrated in the table below (for an explanation of how these breakpoints are factored into the fee calculation, see "Present Management Contracts" on page .)
GROUP FEE RATE SCHEDULE

Average Group
Assets           Present                       Present                        Proposed
($ billions)               Contract(dagger)*             Contract(dagger)**   Contract


102 - 138    .3100%          .3100%   .3100%

138 - 174    .310   0    %   .3050%   .3050%

174 - 228    .310   0    %   .3000%   .3000%

228 - 282    .310   0    %   .3000%   .2950%

282 - 336    .310   0    %   .3000%   .2900%

Over         .310   0    %   .3000%   .2850%
33   6


 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES

Average Group
Assets           Present                       Present                        Proposed
($ billions)               Contract(dagger)*             Contract(dagger)**   Contract


215   .329   2    %      .    3264%   .3264%

250   .326   5    %   .322   7    %   .3223%

300   .323   8    %   .319   0    %   .3175%

350   .321   8    %   .316   2    %   .3133%

400   .320   3    %   .314   2    %   .3098%

 (dagger) Does not reflect voluntary adoption of extended group fee rate schedules.
 * For Fidelity Balanced Fund and Fidelity Low-Priced Stock Fund.
 ** For Fidelity Global Balanced Fund and Fidelity Puritan Fund.
 Average group net assets for March, 1994 were approximately $2   5    3
billion.
 The funds' annual individual fund fee rates are .20% of average net assets for Fidelity Balanced Fund and Fidelity Puritan Fund, .35% for Fidelity Low-Priced Stock Fund, and .45% for Fidelity Global Balanced Fund. The sum of the group fee rate and the individual fund fee rate is referred to as a
fund's basic f   e    e rate. One-twelfth (1/12) of this annual management
fee rate is applied to a fund's average net assets for the current month,
resulting in a dollar amount which is the basic fee for that month.    For
Fidelity Low-Priced Stock Fund, the basic fee is subject to an upward or downward adjustment, depending on whether the fund's investment performance exceeds or is exceeded by the Russell 2000 Index over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference (up to a maximum difference of + 10) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is + .20%. This performance comparison is made at the end of each month. One-twelfth of this rate is applied to the average daily net assets for the fund over the entire performance period, giving a dollar amount which is added to or subtracted from the basic fee.
    COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. The following table compares each fund's basic fee rate under the terms of the Present Contract and the Proposed Contract for March 1994 average group net assets of $253 billion.
             Present Contract
          Proposed Contract

             Management Fee             Management Fee
             Rate*                      Rate

   Fidelity Puritan Fund                .5225%           .5220%

   Fidelity Balanced Fund               .5263%           .5220%

   Fidelity Global
                     .7725%           .7720%
   Balanced Fund(dagger)

   Fidelity Low-Priced Stock            .6763%           .6720%
   Fund

   * Does not reflect voluntary adoption of extended group fee rate schedule.
    The following table compares each fund's management fee and total expense ratio, including any applicable performance adjustment, under the terms of the Present Contract and the Proposed Contract for the fiscal period ended July 31, 1993.
             Present Contract           Proposed Contract


                                  Manageme          Total             Manageme             Total
                                  nt
               Expense
          nt     Fee           Expense

                                     Fee            Ratio             (000's)              Ratio
                                  (000's)

   Fidelity Puritan               $ 29,846           .74%             $ 29,846              .74%
   Fund

   Fidelity Balanced              $ 11,464           .93%             $ 11,430              .93%
   Fund

   Fidelity Global
              $ 137              2.12%**          $ 137                 2.12%**
   Balanced Fund(dagger)

   Fidelity Low-Priced            $ 15,564           1.12%            $ 15,532              1.12%
   Stock Fund


* Does not reflect voluntary adoption of extended group fee rate schedules.
** Ann   u    aliz   ed    .
(dagger) From February 1, 1993 (commencement of operations).
 MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The non-interested Trustees recommended in 1991, and again in 1993, that the existing group fee be reconsidered in light of the significant growth in the assets of funds advised by FMR. The Combined Committee, a standing Committee of the Board composed solely of non-interested Trustees, and the Board considered revisions to the group fee component of the management fee on various occasions during 1991 and 1993.
 FMR provided substantial information to the Committee to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds
and the    n    on-interested Trustees. In unanimously approving the
proposed contracts and rec   o    mmending their approval by shareholders,
the Trustees of the funds, including the Independent Trustees, considering the best interests of shareholders of the funds, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the funds; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the funds; the increased complexity of the domestic and international securities markets; the investment record of FMR in managing each fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR and Fidelity Service Co. (FSC, each fund's transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increase; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the funds; enhancements in the quality and scope of the shareholder services provided to the funds' shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the funds.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of each fund's shareholders. The Board
of Trustees voted to approve the submission of the    Proposed     Contract
to shareholders of the funds and recommends that shareholders of each fund
vote FOR the    Proposed     Contract.
8. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY BALANCED FUND.
 The Board of Trustees has approved, and recommends that shareholders of Fidelity Balanced Fund approve, a Distribution and Service Plan (the plan) for the fund. The plan must be approved by a "majority," as defined in the Investment Company Act of 1940 (the 1940 Act) of the outstanding voting securities of the fund. A copy of the plan is attached to this Proxy Statement as Exhibit 2.
 THE PLAN. The plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act. The Rule provides that, in order for an investment company (e.g. a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution'' must be adopted by the company. Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''
 The plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the plan.
 The plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation
(FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by the fund to FMR. The plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties that engage in the sale of fund shares, or to third parties, including banks, that render shareholder support services. The plan provides that, to the extent that the fund's payment of management fees to FMR might be considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY THE FUND OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.
 The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from being paid for shareholder servicing and record keeping under the Distribution and Service Plan. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law. The fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under its plan. No preference will be shown in the selection of investments for the instruments of such depository institutions.
 Although the plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
 The plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the plan or any agreement related to the plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the plan. The plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. In addition, any amendment of the fund's Management Contract to increase the amount paid by the fund to FMR shall be effective only upon approval by vote of a majority of the outstanding voting securities of the fund. All material amendments to the plan also must be approved by a majority of the non-interested Trustees. The plan, and any agreements related to the plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of the majority of the outstanding shares of the fund. The plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund, and the purposes for which such expenditures were made. As required by the Rule, while the plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the fund to FMR under its Management Contract, are fair and reasonable, that the services provided thereunder are necessary and appropriate for the fund and its shareholders, and that the fund does not indirectly finance the distribution of its shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the plan would avoid legal uncertainties which might arise as a result of what they and FMR believes to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the continuation of the plan is advisable to minimize such legal uncertainties and to provide other benefits to the fund and its shareholders.
 The Trustees noted that the fund's plan does not involve any direct payment by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund, and that any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of the plan appropriate; the way in which the plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the plan; the merits of possible alternatives to the plan; the interrelationship between the plan and the activities of FMR in financing the distribution of the fund's shares; and the possible benefits of the plan to FMR and its affiliates relative to those expected to accrue to the fund.
 The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of the fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of the fund's shares. In addition, the Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the plan, additional sales of the fund's shares may result. The Trustees believe that this has the potential to benefit the fund by reducing the possibility that the fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.
 The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the fund and its shareholders.
 CONCLUSION. For the reasons stated above, the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the plan will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR approval of the plan. If the plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the plan.
9. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY BALANCED FUND, FIDELITY LOW-PRICED STOCK FUND, AND FIDELITY PURITAN FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Far East Inc. (FMR Far East) and FMR on behalf of each fund to replace FMR's existing agreement with FMR Far East. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR Far East's fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 17, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to each fund (the current agreement). The current agreement, dated August 1, 1989 (Fidelity Balanced Fund and Fidelity Puritan Fund) and December 27, 1989 (Fidelity Low-Priced Stock Fund), was approved by each fund's shareholders on July 19, 1989 (Fidelity Balanced Fund and Fidelity Puritan Fund) and November 14, 1990 (Fidelity Low-Priced Stock Fund). A copy of the proposed agreement is attached to this proxy statement as
Exhibit 3.
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
  Under the current agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the current agreement with FMR
    Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal years ended July 31, 1993, 1992, and 1991, FMR paid FMR Far
East fees on behalf of each fund as f   o    llows:

                             Fiscal      Fiscal     Fiscal
       Fund                      1993        1992       1991

Fidelity Balanced Fund           $ 327,327   $ 24,100   $ 5,000

Fidelity Low-Priced Stock Fund    143,489     20,800     15,000

Fidelity Puritan Fund             464,659     95,300     83,000

 Although FMR employees are expected to consult regularly with FMR Far East, under the current agreement, FMR Far East has no authority to make investment decisions on behalf of the funds. Under the proposed agreement, FMR would continue to receive investment advice from FMR Far East, but it
could also grant investment management authority    t    o FMR Far East
    with respect to all or a portion of each fund's assets. If FMR Far East were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of a fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section
   b    eginning on page        .
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take effect on August 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR Far East without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR FIDELITY BALANCED FUND, FIDELITY LOW-PRICED STOCK FUND, AND FIDELITY PURITAN FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research U.K. Inc. (FMR U.K.) and FMR on behalf of each fund to replace FMR's existing agreement with FMR U.K. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR U.K.'s fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 17, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to each fund (the current agreement). The current agreement, dated
August 1, 1989 (Fidelity Balanced Fund    and     Fidelity Puritan Fund)
and December 27, 1989 (Fidelity Low-Priced Stock Fund), was approved by each fund's shareholders on July 19, 1989 (Fidelity Balanced Fund and Fidelity Puritan Fund) and November 14, 1990 (Fidelity Low-Priced Stock
Fund). A copy of the proposed agreement is attached to this proxy statement as Exhibit 4.
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the current agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the current agreement with FMR U.K., FMR,
NOT    TH    E FUND, pays FMR U.K.'s fee equal to 110% of its costs
incurred in connection with the agreement.
 For the fiscal years ended July 31, 1993, 1992, and 1991, FMR paid FMR
U.K.    fees     on behalf of each fund as follows:
                                 Fiscal      Fiscal     Fiscal
Fund                             1993        1992       1991

Fidelity Balanced Fund           $ 232,327   $ 25,600   $ 4,000

Fidelity Low-Priced Stock Fund    106,388     21,300     14,000

Fidelity Puritan Fund             332,907     99,500     71,000

 Although FMR employees are expected to consult regularly with FMR U.K., under the current agreement, FMR U.K. has no authority to make investment decisions on behalf of the funds. Under the proposed agreement, FMR would continue to receive investment advice from FMR U.K., but it could also
grant investment management authority    to FMR U.K.     with respect to
all or a portion of each fund's assets. If FMR U.K. were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of a fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page .
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take effect on August 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR U.K. without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
11. TO ELIMINATE OR AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF FIDELITY BALANCED FUND.
 The Board of Trustees has approved a proposal that would replace certain of the fund's fundamental investment policies with non-fundamental investment policies and eliminate certain others. Adoption of the proposed modifications to the fund's investment policies is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. The main purpose of this proposal is to simplify the language describing the fund's policies as well as to ensure that the fund has the ability to adapt to future economic, market, or regulatory changes without an additional shareholder vote. Non-fundamental policies and limitations may be changed by the Board of Trustees without seeking a shareholder vote.
DISCUSSION OF PROPOSED MODIFICATIONS. The fund's current and proposed investment policies are listed in Exhibit 5. The fund's current fundamental policies provide that: 1) FMR, the fund's manager, will normally invest the fund's assets in a broad array of securities, diversified not only in terms of companies and industries, but also in terms of types of securities, including bonds and preferred stocks as well as common stocks; 2) the proportions invested in each type of security change from time to time in accordance with FMR's interpretation of economic conditions and underlying security values; 3) at least 25% of the fund's total assets will always be invested in fixed-income senior securities (including debt securities and preferred stocks); 4) the fund will only buy debt securities that are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation, although it may invest in unrated debt securities if they are judged by FMR to be of equivalent quality; and 5) when, in FMR's opinion, market conditions warrant, the fund may make substantial temporary investments in high-quality debt securities, commercial paper, and obligations of banks and the U.S. government for defensive purposes. The proposal would eliminate these fundamental policies and replace them with the following non-fundamental policies:
 "   A    t least 25% of the fund's total assets will always be invested in fixed-income senior securities (including debt securities and preferred stocks). The fund will only buy debt securities that are rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P), although it may invest in unrated debt securities if they are judged by FMR to be of equivalent
quality.    The fund also reserves the right to invest without limitation in investment-grade debt instruments for temporary, defensive
purposes    ."
 The primary purpose of the proposal is to replace the fund's fundamental investment policies with substantially similar non-fundamental
   investment     policies in order to allow the fund to adapt more quickly
to changing market and regulatory conditions without the expense of an
additional shareholder meeting. The proposal does    eliminate the first
two     fundamental polic   ies     regarding the fund's investments in a
broad array of securities    and diversification across types of securities
and industries. However, the fund will continue to invest its assets in all types of domestic and foreign instruments, including common stocks, preferred stocks, and bonds. The proportions invested in each type of security will change from time to time in accordance with FMR's
interpretation of economic conditions and underlying security values    .
   If the proposal is approved, the fund will continue to     invest at
least 25% in fixed-income senior securities at all times    as a matter of
non-fundamental policy    . In addition, the proposal modifies the fund's
temporary, defensive policy by including all investment-grade money market or debt instruments, not just the specific types listed in the current policy. Fundamental investment policies can be changed only with the approval of shareholders, while non-fundamental policies can be changed or eliminated without shareholder approval. However, changes in non-fundamental investment policies are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders.
 None of the above referenced changes to the fund's current fundamental investment policies would significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
        CONCLUSION. The Board of Trustees believes that the proposed modifications to the fund's fundamental investment policies are in the best interests of the fund and its shareholders, and unanimously recommends that shareholders vote FOR the proposal. If the proposal is not approved, the fund's fundamental investment policies will remain unchanged.
   12. TO AMEND FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
    Fidelity Balanced Fund's fundamental investment limitation concerning real estate currently states:
    "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans)."
    Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning real estate currently states:
    "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."
    Subject to shareholder approval, the Trustees intend to replace each fund's fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
    "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
    The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform each fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.
    Adoption of the proposed limitation concerning real estate is not expected to affect the way in which either fund is managed, the investment performance of a fund, or the securities or instruments in which each fund invests. The funds do not expect to acquire real estate. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that a fund may acquire a security or other instrument, of which the payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Second, the proposed limitation would clarify the fact that a fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities are, of course, subject to a fund's investment objective and policies and to other limitations regarding diversification and concentration. Also, the proposed limitation specifically permits Fidelity Balanced Fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility. The proposed limitation eliminates each fund's restriction that securities issued by companies or other entities that deal in the real estate industry be marketable. The funds' investments in illiquid securities will be limited to 10% of a fund's total assets under the existing non-fundamental limitation.
    To the extent that a fund buys securities and instruments of companies engaged in the real estate business, the fund's performance will be affected by the conditions of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
    CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 1   3     through 22 is to revise several
of the funds' investment limitations to conform to limitations which are the standards for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder vote. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because, FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
1   3    . TO AMEND FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK
FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 Fidelity Balanced Fund's current fundamental investment limitation concerning diversification states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or its agencies or instrumentalities) if, as a result thereof, more than 5% of the fund's total assets would be invested in the securities of such issuer, or it would hold more than 10% of the voting securities of such issuer, except that up to 25% of value of the fund's total assets may be invested without regard to these limitations."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation regarding diversification states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or its agencies or instrumentalities) if, as a result thereof, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer, or it would own more than 10% of the outstanding voting securities of such issuer."
 The Trustees recommend that shareholders vote to replace each fund's fundamental investment limitation with the following fundamental investment limitation governing diversification:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The primary purpose of the proposal is to revise each fund's fundamental diversification limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) The standard more closely tracks the language of the limitation required under the Investment Company Act of 1940. If the proposal is approved, the amended fundamental diversification limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning diversification is not expected to affect the way in which either fund is managed, the investment performance of a fund, or the securities or instruments in which each fund invests.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
1   4    . TO AMEND FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK
FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 Fidelity Balanced Fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of security preferred over shares of the fund in respect of the fund's assets."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation regarding the issuance of senior securities states that:
 "The fund may not issue bonds or any other class of security preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity Puritan Trust may establish additional series of shares in accordance with its Declaration of Trust."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise each fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is
approved, the new fundamental senior securities    limitation     cannot be
changed without a future vote of the fund's shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which either fund is managed, the investment performance of a fund, or the securities or instruments in which each fund invests. However, the proposed limitation clarifies that the fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period ) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in amount equal to its obligation to pay cash for the securities at a future date. The fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
1   5    . TO ELIMINATE FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED
STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 Fidelity Balanced Fund's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not make short sales of securities (unless it owns, or by virtue of its ownership of other securities it has a right to obtain, securities equivalent in kind and amount to the securities sold), provided, however, that this limitation shall not limit the fund's ability to purchase or sell futures contracts."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not sell securities short, unless it owns, or by virtue of its ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 The Trustees of each fund recommend that shareholders vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to replace the current fundamental investment limitations with a non-fundamental investment limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. If the proposal is approved by shareholders of each respective fund, the Trustees intend to adopt the following non-fundamental investment limitation on short selling, which would permit short sales against the box:
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 For Fidelity Balanced Fund, the proposed non-fundamental investment limitation would clarify, and for Fidelity Low-Priced Stock Fund would continue to clarify, that options transactions are not considered short sales. The proposed non-fundamental limitation would also continue to clarify for each fund that transactions in futures contracts are not deemed to constitute selling securities short.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
 Neither fund currently anticipates entering into any short sales
including short sales against the box    . If the proposal is approved,
however, either fund would be able to change that policy in the future, without a vote of shareholders, subject to the supervision of the Trustees and appropriate disclosure to existing and prospective investors.
 Although elimination of each fund's fundamental investment limitations on short selling is unlikely to affect either fund's investment techniques at this time, in the event of a change in state regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize each fund's investment limitation will facilitate FMR investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) are in the best interest of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding short sales of securities. If approved, the proposal will take effect immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
1   6    . TO ELIMINATE FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED
STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 Fidelity Balanced Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided however, that this limitation shall not limit the fund's ability to make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase any securities on margin, except, that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to adopt a non-fundamental limitation for each fund that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin purchases is unlikely to affect either fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
1   7    . TO AMEND FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK
FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 Fidelity Balanced Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within 3 business days to the extent necessary to comply with the 33 1/3% limitation."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed and taken at current value) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within 3 days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 Subject to shareholder approval, the Trustees intend to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which either fund is managed, the investment performance of a fund, or the securities or instruments in which each fund invests. However, the proposal would clarify two points. Under the current limitations, each fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Also, for Fidelity Balanced Fund, the proposed limitation redefines "three business days" as "three days (not including Sundays and holidays)."
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. Accordingly, the Trustees recommend that shareholders of the funds vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
1   8    . TO AMEND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT
LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS WITHIN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase any security if, as a result, more than 25% of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities)."
 Subject to shareholder approval, the Trustees of the fund intend to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental concentration limitation could not be changed without a future vote of shareholders.
    Adoption of the proposal limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
    The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by the fund.
 CONCLUSION. The Board of Trustees has concluded that the proposed
amendment will benefit the fund. The Trustees recommend vot   ing     FOR
the proposed amendment. The    new     limitation, upon shareholder
approval, will become effective immediately. If the proposal is not
approved, the fund's current    fundamental     investment limitation will
remain unchanged.
1   9    . TO AMEND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT
LIMITATION CONCERNING THE PURCHASE AND SALE OF PHYSICAL COMMODITIES.
 The fund's current fundamental investment limitation concerning commodities states:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts)."
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with the following fundamental investment limitation governing commodities.
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The primary purpose of this proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental commodities limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on commodities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the fund may acquire
physical commodities as the result of ownership of    instruments other
than     securities. Second, the proposed limitation would clarify that the fund may invest without limit in securities or other instruments backed by physical commodities. Any investments of this type are, of course, subject to the fund's investment objective, policies, and other limitations.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
   20    . TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE
PURCHASE AND SALE OF PHYSICAL COMMODITIES FOR FIDELITY
BALANCED FUND.
 Currently, the fund does not have a fundamental investment limitation describing its policy regarding the purchase and sale of commodities. Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, the purchase and sale of commodities. In general, the fund does not anticipate any future investment
   directly in     physical commodities, but pursuant to securities
regulation, must adopt a stated policy.
 The following proposed fundamental investment limitation concerning the purchase or sale of commodities is the standard one for all funds managed by FMR and has been recommended by the Board of Trustees:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The proposed fundamental policy conforms to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) The fund does not expect to
purchase or sell    physical     commodities. However, the proposed
limitation would permit the fund to invest in securities backed by commodities and to sell commodities acquired as a result of ownership of
other investments. In addition, the proposed limitation    would not apply
to options and futures contracts on physical commodities.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to adopt a fundamental investment limitation concerning commodities. The proposed limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund will continue its current practice of not purchasing or selling commodities, but will remain without a fundamental investment limitation regarding commodities.
21. TO AMEND FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.
 Fidelity Balanced Fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not make loans if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except (a) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, and
(b) by engaging in repurchase agreements with respect to portfolio securities."
 Subject to shareholder approval, the Trustees intend to replace each fund's limitation with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which either fund is managed, the investment performance of a fund, or the instruments in which each fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for each fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and is in the best interest of shareholders. The Trustees recommend voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
22. TO ELIMINATE FIDELITY BALANCED FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES.
 The fund's current fundamental investment limitation concerning investment in other investment companies states:
 "The fund may not purchase securities of other investment companies (except in the open market where no commission except the ordinary broker's commission is paid, or as part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the total assets of the fund)."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger."
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act and by some state regulations. The fund's current fundamental investment limitation recites certain of the applicable federal and former state restrictions. The federal restrictions will remain applicable to the fund whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the fund's investment practices, except to the extent that regulatory requirements may change in the future. However, the Board of Trustees believes that the efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of the shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in other investment companies. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a
number of investment companies whose    average     net assets    for
March, 1994, were in excess of $   250     billion. The Fidelity family of
funds currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 6.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and subsidiaries as of December 31, 1993 is shown
beginning on page    .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Joel Tillinghast, Robert Haber, Richard Fentin, Gary L. French, and Arthur S. Loring, are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr. are the Directors of FMR Corp. On March 31, 1994, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr., and Ms.
Abigail Johnson owned approximately    34    %,    3%    ,    3    %,
   8    %, and    24    %, respectively, of the voting common stock of FMR
Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately
   28    % of the voting common stock of FMR Corp. Messrs. Johnson 3d,
Burkhead, and Curvey owned approximately    2    %,    3    % and
   1    %, respectively, of the non-voting common    and equivalent
    stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members,
through limited partnership interest   s     in a partnership the corporate
general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr.,
and other Johnson family members, together owned approximately 4   2%
of the non-voting common    and equivalent     stock of FMR Corp. Through
ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period August 1, 1992 through March 31, 1994, the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common
or preferred stock of FMR Corp.    Mr. C. Bruce Johnstone redeemed an
aggregate of 25,500 shares of non-voting common stock for an aggregate cash payment of approximately $3.4 million. Mr. Morris J. Smith redeemed 15,000 shares of non-voting common stock for a cash payment of approximately $1.8 million.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain Fidelity funds. During the fiscal period ended July 31, 1993, the fees paid
by FMR on behalf of the funds are shown in the    following     table.
                                        Fees Paid to   Fees Paid to
                                        FMR U.K.       FMR Far East

Fidelity Puritan Fund                   $ 332,907      $ 464,659

Fidelity Balanced Fund                   232,327        327,327

Fidelity Global Balanced Fund   *        5,581          8,842

Fidelity Low-Priced Stock Fund           106,388        143,489

* From commencement of operations (February 1, 1993)
 The Statements of Financial Condition of FMR U.K. and FMR Far East as of
December 31, 1993 are shown on pages         and         respectively.
Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and
Expense Ratios in Exhibit 6.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d,
Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d and Burkhead are currently officers of the trust and officers or employees of FMR U.K. and FMR Far
East. Messrs. Johnson 3d and Burkhead are stockholders of FMR Corp. The affiliations of Messrs. Johnson 3d and Burkhead are described in Proposal
1. The principal business address of the Directors and FMR U.K. and FMR Far
East is 82 Devonshire Street, Boston, Massachusetts.
ACTIVITIES AND MANAGEMENT OF FIJ, FIIA AND FIIAL U.K.
 FMR, on behalf of certain Fidelity funds, has entered into a sub-advisory agreements with Fidelity Investments Japan Limited (FIJ) and Fidelity International Investment Advisors (FIIA), both wholly owned subsidiaries of Fidelity International Limited (FIL). FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, Fidelity International Investment Advisory (U.K.) Limited (FIIAL U.K.).
 The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. FIJ focuses on companies primarily based in Japan and other parts of Asia. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and
Southeast Asia (other than Japan). FIIAL U.K. focuses primarily on companies based in the U.K. and Europe. FMR pays FIJ and FIIA 30% of FMR's monthly management fee with respect to the average market value of investments held by the fund for which FIIA and FIJ have provided FMR with investment advice. FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services. FMR pays FIJ and FIIA 50% of its monthly management fee
(including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis. FIIA pays
FIIAL U.K. 110% of FIIAL U.K.'s costs incurred with providing investment
management services.    Open-end f    unds managed by FMR with respect to
which FMR currently has sub-advisory agreements, in the net assets of each of these funds, are indicated in the Table of Average Net Assets and
Expense Ratios (Exhibit 6) on page        .
 The Directors of FIJ are Yasukazu Akamatsu,    President, Dan H. Blanks,
Martin P. Cambridge, Arthur M. Jesson, Edward C. Johnson, 3d, Nobuhide
Kamiyama, Noboru Kawai, Yasuo Kuramoto, Yoshiharu Okazaki, and Hiroshi
Yamashita.
 The Directors of FIIA are David J. Saul, President, Anthony Bolton, Martin
P. Cambridge, Charles T.M. Collis,    William R. Ebsworth    , and Toshiaki
Wakabayashi.
 The Directors of FIIAL U.K. are Anthony Bolton, Martin P. Cambridge,
   Pamela Edwards, Richard Haberman,     and    Sally Walden    .
 The principal business address of the Directors of FIJ is    Shiroyama JT
Mori Building, 4-3-1 Toronomon, Minato-ku, Tokyo 105, Japan. The principal
business address of the DIrectors of FIIA is Pem    broke Hall, 42 Crow
Lane, Pembroke, Bermuda   . The principal business address of the Directors
of FIIAL U.K. is 130 Tonbridge Rd., Hildenborough, Kent, TN11 9DZ, United
Kingdom.
 FIIA is the investment adviser    of Fidelity Advisor Emerging Asia Fund,
Inc., a closed end investment company with net assets of approximately $106,405,916 as of March 31, 1994. As compensation for its services, FIIA receives 60% of the management fee paid by the fund. The management fee has two components, a basic fee and a performance adjustment. The basic fee is payable monthly at an annual rate equal to 1.00% of the Emerging Asia
Fund's average daily net assets. The performance adjustment may increase or decrease the basic fee by up to 0.25% annually, based on the Emerging Asia Fund's performance (over a rolling performance period of up to 36 months)
as compared to the Morgan Stanley Capital International Combined Asia
ex-Japan (Free) Index plus Taiwan. At FIIA's request, FIJ may provide sub-advisory services with respect to the Emerging Asia Fund's investments in Japanese and other securities. As compensation for these services, FIJ would receive 50% of the fee paid to FIIA by the Emerging Asia Fund in respect of the assets of the fund managed by FIJ on a discretionary basis and 30% of the fee paid to FIIA in respect of the assets of the fund managed by FIJ on a non-discretionary basis.
BALANCE SHEETS
 The Consolidated Statements of Financial Condition of FMR, FMR U.K., and
FMR Far East as of December 31, 1993 (audited) are shown on pages    57
    through    67    . The Consolidated Statements of Financial Condition
of FIIA, FIIAL U.K., and FIJ as of June 30, 1993 (audited) and as of March
31, 1994 (unaudited) are shown    beginning     on page    .     To the
knowledge of F   IIA, FIIAL U.K., and FIJ     there has been no material
adverse change in the   ir     financial condition from March 31, 1994
through the date of this Proxy Statement. Proxies will not be voted for approval of any of the proposals in this Proxy Statement unless (a) in the judgment of the Board of Trustees of the trust there have been no material changes in the financial condition of FMR between March 31, 1994 and June
30, 1994, and (b) the trust has received a certificate of the Chairman,
President, or Senior Vice President of    FIIA, FIIAL U.K., and FIJ    ,
dated on the day on which such proxies are to be voted, that, to his or her knowledge, since June 30, 1994, there has been no material adverse change
in    the     financial condition    of FIIA, FIIAL U.K., and FIJ     which
has not been disclosed to shareholders in additional proxy solicitation material.
PRESENT MANAGEMENT CONTRACTS
 Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced
Fund, and Fidelity Low-Priced Stock Fund employ FMR to furnish investment advisory and other services. Under its management contract with each fund,
FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides the funds with all necessary office facilities and personnel for servicing the funds' investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or of FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the
Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for each fund;
and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 In addition to the management fee payable to FMR and the fees payable to
FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, the trust has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by the funds include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 FMR is the funds' manager pursuant to management contracts dated January
1, 1993 (Fidelity Puritan Fund), September 29, 1989 (Fidelity Balanced
Fund), and December 1, 1990 (Fidelity Low-Priced Stock Fund), which were approved approved by shareholders on December 16, 1992, July 19, 1989, and November 14, 1990, respectively. FMR is Fidelity Global Balanced Fund's manager pursuant to a management contract dated January 14, 1993, which was approved by FMR, then sole shareholder of the fund, on January 26, 1993.
For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of a group fee rate and an individual fund fee rate (the "basic fee").
 COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on the left of the following table. On the right, the effective annual fee rate schedule, are the actual results of cumulatively applying the annualized rates at varying asset levels. For example, the
effective annual group fee rate at $   253     billion of group net assets
- - - - their approximate level for March 1994 - was .   3220    %, which is the
weighted average of the respective fee rates for each level of group net
assets up to    $253 billion    .
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate





0            -     $ 3 billion   .520%    $ 0.5    .5200%
                                         billion

3            -     6             .490     25       .4238

6            -     9             .460     50       .3823

9            -     12            .430     75       .3626

12           -     15            .400     100      .3512

15           -     18            .385     125      .3430

18           -     21            .370     150      .3371

21           -     24            .360     175      .3325

24           -     30            .350     200      .3284

30           -     36            .345     225      .3253

36           -     42            .340     250      .3223

42           -     48            .335     275      .3198

48           -     66            .325     300      .3175

66           -     84            .320     325      .3153

84           -     1   0    2    .315     350      .3133

1   0    2   -     138           .310

138          -     174           .305

174          -     228           .300

228          -     282           .295

282          -     336           .290

Over 336                         .285

* The rates shown for average group assets in excess of $174 billion were adopted by FMR on a voluntary basis on November 1, 1993 pending shareholder approval of a new management contract reflecting the extended schedule. The extended schedule provides for lower management fees as total assets under management increase.
 The individual fund fee rate is .20% for Fidelity Balanced Fund and Fidelity Puritan Fund, .35% for Fidelity Fidelity Low-Priced Stock Fund, and .45% for Fidelity Global Balanced Fund. Based on the average net assets of the funds advised by FMR for March 1994, the annual basic fee rate would be calculated as follows:
      Group      Individual Fund   Basic
      Fee Rate   Fee Rate          Fee Rate


Fidelity Puritan Fund            .   3220    %   +   .20%   =   .   5220    %

Fidelity Balanced Fund           .   3220    %   +   .20%   =   .   5220    %

Fidelity Low-Priced Stock Fund   .   3220    %   +   .35%   =   .   6720    %

Fidelity Global Balanced Fund    .   3220    %   +   .45%   =   .   7720    %


 One twelfth (1/12) of this annual management fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
 The schedule shown above (minus the breakpoints added November 1, 1993) was voluntarily adopted by FMR on January 1, 1992 until shareholders could meet to approve the amended management contract. Prior to January 1, 1992, each fund's group fee rate was based on a schedule with breakpoints ending at .310% for average group assets in excess of $102 billion.
 COMPUTING THE PERFORMANCE ADJUSTMENT FOR FIDELITY LOW-PRICED STOCK FUND. The basic fee for Fidelity Low-Priced Stock Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Russell 2000 Index over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference (up to a maximum difference of + 10) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is + .20%. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 Fidelity Low-Priced Stock Fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Russell 2000 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Russell 2000 Index.
 Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Russell 2000 Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 MANAGEMENT FEES. The table below lists the fees paid to FMR by each fund for its services as investment adviser, including any applicable performance adjustment, with the corresponding percentage of average net assets of each fund for the fiscal years ending July 31, 1993, 1992, and 1991. If FMR had not voluntarily adopted the group fee rate schedule, these fees would have been higher.
       Management Fees    Percentage of Average Net
                         Assets


                    1993          1992          1991                1993    1992    1991

Fidelity Puritan    $29,846,00    $ 19,447,14   $ 17,602,50          .47%    .38%    .39%
 Fund               0             1             7

Fidelity Balanced   $ 11,430,00   $ 4,601,223   $ 1,777,967          .53%    .54%    .55%
 Fund               0

Fidelity            $ 15,532,18   $ 4,045,718   $ 949,073            .76%    .74%    .69%
Low-Priced          7
 Stock Fund

Fidelity Global     $ 136,784        -             -                 .77%   -       -
 Balanced Fund*


* From commencement of operations (February 1, 1993)
 To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 1/2% of the first $30 million, 2% of the next $70 million, and 1/2% of average net assets in excess of $100 million. When calculating a fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
 SUB-ADVISERS. FMR entered into sub-advisory agreements with FMR U.K. and FMR Far East on August 1, 1989 (Fidelity Balanced Fund and Fidelity Puritan
Fund), and December 27, 1989 (Fidelity Low-Priced Stock Fund), pursuant to which FMR U.K. and FMR Far East supply FMR with investment research and recommendations concerning foreign securities for the benefit of the funds. The sub-advisory agreements provide that FMR will pay fees to FMR U.K. and FMR Far East equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with each agreement, said costs to be determined in relation to the assets of a fund that benefit from the services of the sub-advisers.
 On January 14, 1993, FMR entered into sub-advisory agreements on behalf of Fidelity Global Balanced Fund with FMR U.K., FMR Far East, Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors
(FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. from the sub-advisers and may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.
 For providing investment advice and research services the sub-advisers are compensated as follows:
(bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(bullet) FMR pays FIIA 30% of FMR's monthly management fee with respect to the average market value of investments held by the fund for which FIIA has provided FMR with investment advice.
(bullet) FMR pays FIJ 30% of FMR's monthly management fee with respect to the average market value of investments held by the fund for which FIJ has provided FMR with investment advice.
(bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
For providing investment management and executing portfolio transactions, the sub-advisors are compensated as follows:
(bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-advisor on a discretionary basis.
(bullet) FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred with providing investment management services.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.
 The fees paid to FMR U.K. and FMR Far East under the sub-advisory agreements for fiscal 1993, 1992, and 1991, on behalf of each fund are shown in the following table.
      Fees Paid to FMR Far East.   Fees Paid to FMR U.K.


                    1993        1992       1991      1993                 1992      1991

Fidelity Puritan    $ 464,659   $ 95,300   $ 83,00            $ 332,907   $ 99,50   $ 71,00
 Fund                                      0                              0         0

Fidelity Balanced    327,327     24,100     5,000     232,327              25,600    4,000
 Fund

Fidelity Low-        143,489     20,800     15,000    106,388              21,300    14,000
 Priced Stock
 Fund

Fidelity Global      8,842      -          -          5,581               -         -
 Balanced Fund*


* From commencement of operations (February 1, 1993)
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in its management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.
 Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of each fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to each fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services. Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family, own directly or indirectly more than 25% of the voting common stock of FIL.
    FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to that of other qualified broker-dealers.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, except if certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute fund portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
 Each fund's annual portfolio turnover rates for the fiscal years ended July 31, 1993 and 1992 are illustrated in the following table.
                                 1993    1992

Fidelity Puritan Fund            76%     102%

Fidelity Balanced Fund           162%    242%

Fidelity Global Balanced Fund    172%*      -

Fidelity Low-Priced Stock Fund   47%     82%

* Annualized
 The tables below list the total brokerage commissions paid; the percentage of brokerage commissions paid to brokerage firms that provided research services; the total dollar value of brokerage commissions paid to firms that provided research services; and the commissions paid to FBSI and FBSL in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid for the fiscal period ended July 31, 1993 for each of the funds. The differences in the percentage of brokerage commissions paid to FBSI and FBSL and the percentage of transactions effected through FBSI and FBSL are a result of low commission rates charged by FBSI and FBSL in comparison to those charged by unaffiliated broker-dealers.
                         Total         % Paid to        Amount
                         Commissions   Firms            Paid to Firms
                                       Providing        Providing
                                       Research         Research







Fidelity Puritan Fund    $ 6,703,051    68   .00    %   $ 4,583,587

Fidelity Balanced Fund   $ 5,771,000    65.47%          $ 3,779,000

Fidelity Global          $ 177,000      84.38%          $ 150,000
Balanced
 Fund*

Fidelity Low-Priced      $ 3,293,979    59.70%          $ 1,966,505
 Stock Fund


                         To           To        % To            % To     Transaction      Transa
                         FBSI         FBSL      FBSI            FBSL     s                ctions
                                                                         Through          Throug
                                                                         FBSI             h FBSL



Fidelity Puritan Fund    $ 1,533,00   -          23   .00       -         37   .00    %   -
                         0                             %

Fidelity Balanced Fund   $ 1,455,00   -          25.22          -         36.50%          -
                         0                      %

Fidelity Global          $ 11,000     -          6.36%          -         6.19%           -
Balanced
 Fund*

Fidelity Low-Priced      $ 702,779    $ 3,349    21.30           1.00%    25.50%           3.00%
 Stock Fund                                     %


* From commencement of operations (February 1, 1993)
 From time to time the Trustees will review whether the recapture for the benefit of a fund of some portion of the brokerage commissions or similar fees paid by that fund on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for a fund to seek such recapture.
 Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental effect on the price or value of a security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 Fidelity Service Co. (FSC) is transfer, dividend disbursing, and shareholders' servicing agent for the funds. Under the trust's contract with FSC, each fund pays an annual fee of $26.03 per basic retail account with a balance of $5,000 or more, $15.31 per basic retail account with a balance of less than $5,000 and a supplemental activity charge of $2.25 for standing order transactions and $6.11 for other monetary transactions. These fees and charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, each fund pays FSC a per-account fee
of $95   .00    , and monetary transaction charges of $20   .00     or
$17.50 depending on the nature of services provided. With respect to certain broker-dealer master accounts, each fund pays FSC a per-account fee
of $30   .00    , and a charge of $6   .00     for monetary transactions.
Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in the fund.
 Under each fund's contract, FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FSC by each fund for the fiscal periods ended July 31, 1993, 1992, and 1991, are
indicated in the    following     table.
                             1993           1992          1991

Fidelity Puritan Fund        $ 14,188,000   $ 11,690,66   $ 10,944,80
                                            3             9

Fidelity Balanced Fund       $ 6,136,000    $ 2,519,000   $ 987,000

Fidelity Global Balanced     $ 62,000       -             -
Fund*

Fidelity Low-Priced Stock    $ 5,884,424    $ 1,700,140   $ 454,252
Fund

* From commencement of operations (February 1, 1993)
 The trust's contract with FSC also provides that FSC will perform the calculations necessary to determine each fund's net asset value per share and dividends, and maintain the fund's accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules, one pertaining to the fund's average net assets, and one pertaining to the type and number of transactions the fund made. The fee rates in effect as of July 1, 1991 are based on the fund's average net assets, specifically, .06% for the first $500 million of average net assets and .03% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid to FSC, with respect to each fund, for fiscal 1993, 1992, and 1991, are indicated in the following table.
                                 1993        1992        1991

Fidelity Puritan Fund            $ 800,000   $ 800,883   $ 402,607

Fidelity Balanced Fund           $ 713,000   $ 407,000   $ 162,000

Fidelity Global Balanced Fund*   $ 23,000    -           -

Fidelity Low-Priced Stock Fund   $ 665,653   $ 293,530   $ 79,420

* From commencement of operations (February 1, 1993)
 FSC also receives fees for administering the funds' securities lending program. Securities lending fees are based on the number and duration of individual securities loans. The following table shows the brokerage
securities lending fees paid by    Fidelity Puritan Fund and Fidelity
Balanced Fund     fund for fiscal periods ending July 31, 1993, 1992, and
1991.    Fidelity Global Balanced Fund and Fidelity Low-Priced Stock Fund
paid no brokerage securities lending fees for the periods indicated.

                         1993              1992              1991

Fidelity Puritan Fund    $    0            $    12,399       $    16,555

Fidelity Balanced Fund   $    16,666       $    78,223       $    68,866


 Each fund has a distribution agreement with Fidelity Distributors Corporation (FDC), a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statements and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
   FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
   ________

          REPORT OF INDEPENDENT ACCOUNTANTS
   To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
    We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1993, in conformity with generally accepted accounting principles.


       /s/ COOPERS & LYBRAND
    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
   FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
          CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
   ________

   ASSETS
         ($000)
   Cash and cash equivalents   $ 109
Management fees receivable    103,826
Invested assets:
 Managed funds (market value $59,845,000)    56,416
 Other investments (fair value $25,816,000)    20,822
Property and equipment, net    141,584
Deferred income taxes    35,910
Note receivable from affiliate    11,250
Prepaid expenses and other assets     9,597
  Total Assets    $ 379,514
   LIABILITIES AND STOCKHOLDER'S EQUITY
   Payable to mutual funds   $ 8,580
Accounts payable and accrued expenses    30,349
Payable to parent company    235,232
Other liabilities    3,871
  Total Liabilities    278,032

   Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    50,074
Retained earnings    51,400
  Total Stockholder's Equity    101,482
  Total Liabilities and Stockholder's Equity   $ 379,514
The accompanying notes are an integral part
of the consolidated statement of financial condition.
   FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
          NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
   ________

   A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
   On March 1, 1993, ownership of the Company's wholly-owned subsidiary, Fidelity Investments Institutional Services Company, Inc. was distributed to the Company's parent. As of that date, this subsidiary had total assets and stockholder's equity of approximately $73,000,000, and $60,000,000, respectively.
   PRINCIPLES OF CONSOLIDATION
   The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
   INVESTED ASSETS
   Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other investments consist primarily of investments in limited partnerships which are carried at cost. Certain restrictions exist with respect to the sale or transfer of these investments to third parties. For managed funds investments and other investments, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an investment has occurred, the carrying value of the investment is reduced to its net realizable value.
   INCOME TAXES
   The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
   Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.
   Adoption of this statement did not have a material impact on the Company's financial position.
   FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
          NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
   ________

   A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -     CONTINUED   :
   PROPERTY AND EQUIPMENT
   Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
   PENSION AND PROFIT SHARING PLANS
   The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
   The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
   B. PROPERTY AND EQUIPMENT, NET
   At December 31, 1993, property and equipment, at cost, consist of (in thousands):
    Furniture   $ 1,853
 Equipment (principally computer related)    320,141
 Leasehold improvements    6,712        328,706
 Less: Accumulated depreciation and amortization    187,122
     $ 141,584
   C. NOTE RECEIVABLE FROM AFFILIATE
   On December 2, 1993, the Company issued a non-recourse mortgage to an affiliate for property located in Irving, Texas. The $11,250,000 note receivable is due on January 1, 2009, and accrues interest at 7.6325%. Payments of principal and interest are due monthly.
   D. TRANSACTIONS WITH AFFILIATED COMPANIES
   In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties.
   FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH
COMPANY)
   ________

          REPORT OF INDEPENDENT ACCOUNTANTS
   To the Board of Directors and Stockholder of Fidelity Management & Research (U.K.) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research
Company):
    We have audited the accompanying statement of financial condition of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.


       /s/ COOPERS & LYBRAND
    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
   FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH
COMPANY)
          STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
   ________

   ASSETS
   Investments (market value $3,180,192)   $ 2,537,448
Equipment, net of accumulated
 depreciation of $859,335    914,770
Accounts receivable from parent     2,806,932
Deferred income taxes    23,520
  Total Assets   $ 6,282,670

   LIABILITIES AND STOCKHOLDER'S EQUITY
   Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,452,719
Income taxes payable    173,009
Other liabilities    131
  Total Liabilities     3,233,959

   Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
  issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    3,047,711
  Total Stockholder's Equity    3,048,711
  Total Liabilities and Stockholder's Equity    $ 6,282,670
The accompanying notes are an integral part
of the statement of financial condition.
   FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH
COMPANY)
          NOTES TO STATEMENT OF
FINANCIAL CONDITION
   ________

   A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   BASIS OF REPORTING
   The statement of financial condition is presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
   BUSINESS
   The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
   INVESTMENTS
   Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
   EQUIPMENT
   Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
   SUBORDINATED LOAN
   The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate of 4.375%. Repayment or modification of this loan is subject to regulatory approval.
   INCOME TAXES
   The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent Company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
   FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH
COMPANY)
          NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
   ________

   A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
   INCOME TAXES, CONTINUED:
   Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.
   Adoption of this statement did not have a material impact on the Company's financial position.
   B. NET CAPITAL REQUIREMENT:
   The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At December 31, 1993, the minimum net capital requirement of approximately $422,000 has been satisfied by the Company.
   FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH
COMPANY)
   ________

          REPORT OF INDEPENDENT ACCOUNTANTS
   To the Board of Directors and Stockholder of Fidelity Management & Research (Far East) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research
Company):
    We have audited the accompanying statement of financial condition of Fidelity Management & Research (Far East) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (Far East) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.

    /s/ COOPERS & LYBRAND
    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994

   FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH
COMPANY)
          STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
   ________

   ASSETS
   Cash    $ 24,294
Investments (market value $618,049)     569,958
Furniture and equipment, net of
 accumulated depreciation of $10,704     642
Prepaid expenses and other assets     143,427
Receivable from parent company    840,906
  Total Assets   $ 1,579,227
   LIABILITIES AND STOCKHOLDER'S EQUITY
   Liabilities:
Payable to affiliate   $ 795,567
Income taxes payable     168,646
 Total Liabilities     964,213
   Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    614,014
  Total Stockholder's Equity     615,014
  Total Liabilities and Stockholder's Equity   $ 1,579,227
The accompanying notes are an integral part
of the statement of financial condition.
   FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH
COMPANY)
          NOTES TO STATEMENT
OF FINANCIAL CONDITION
   ________

   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   BUSINESS
   Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
   INVESTMENTS
   Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
   FURNITURE AND EQUIPMENT
   Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
   INCOME TAXES
   The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
   Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.
   Adoption of this statement did not have a material impact on the Company's financial position.
   FIDELITY INTERNATIONAL INVESTMENT ADVISORS
   ________

          INDEPENDENT AUDITOR'S REPORT TO THE SHAREHOLDERS OF
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
    We have audited the accompanying consolidated statement of financial condition of Fidelity International Investment Advisors and subsidiaries as at June 30, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit of the financial statement provides a reasonable basis for our opinion.
    In our opinion, the consolidated statement of financial condition referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity International Investment Advisors as at June 30, 1993, in conformity with accounting principles generally accepted in the United States of America.


       /s/ COOPERS & LYBRAND
    COOPERS & LYBRAND
    Chartered Accountants

Hamilton, Bermuda
September 3, 1993

          FIDELITY INTERNATIONAL INVESTMENT ADVISORS
          CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
AS AT JUNE 30, 1993
(EXPRESSED IN U.S. DOLLARS)
   ________

    Note $
 Reference (000's)

   ASSETS
   Cash and short-term deposits    1,227
Accounts receivable - trade    462
Accounts receivable - affiliated companies    4,670
 Total Assets    6,359

   LIABILITIES
   Accounts payable    14
Accrued liabilities    388
 Total Liabilities    402

   SHAREHOLDERS' EQUITY
   Capital stock  2  35
Contributed surplus    2,276
     2,311
Retained earnings    3,461
Foreign currency translation adjustment  4  185
 Total Shareholders' Equity    5,957
     6,359

The accompanying notes are an integral part
of the consolidated statement of financial condition.
          FIDELITY INTERNATIONAL INVESTMENT ADVISORS
          NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
AS AT JUNE 30, 1993
(EXPRESSED IN U.S. DOLLARS)
   ________

       1. SIGNIFICANT ACCOUNTING POLICIES
   The consolidated statement of financial condition has been prepared in accordance with accounting principles generally accepted in the United States.
   BASIS OF CONSOLIDATION
   The consolidated statement of financial condition includes the accounts of Fidelity International Investment Advisors ("the Company") and its wholly-owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.
   BASIS OF TRANSLATION
   Subsidiary assets and liabilities denominated in foreign currencies are translated into U.S. dollars at year-end exchange rates. Revenue and expense items are translated at average rates of exchange prevailing during the year. Gains or losses arising from the translation of subsidiary financial statements are reflected separately under the caption "Foreign currency translation adjustment," a special component of equity.
   INCOME TAXES
   Certain subsidiaries are subject to income taxes in the countries in which they are domiciled. Current and deferred taxes have been provided for those subsidiaries based on existing regulations at prevailing rates. The company is required to adopt Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" in the fiscal year ending June 30, 1994. The effect on the Company's financial condition of adopting this Statement is not expected to be material.
   2. CAPITAL STOCK
   Capital Stock consists of the following:
    $
    (000's)
   Authorized
 61,000 shares
   Class A Common Shares - Voting
(par value $1 per share)
 Issued and fully paid
  23,011 shares  23
   Class B Common Shares - Non-voting
(par value $1 per share)
 Issued and fully paid
  12,245 shares  12
    35

   FIDELITY INTERNATIONAL INVESTMENT ADVISORS
          NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
AS AT JUNE 30, 1993
(EXPRESSED IN U.S. DOLLARS)
(CONTINUED)
   ________

   3. DIVIDENDS
   During the year a dividend distribution totalling $2,236,000 was made. This dividend consisted of a cash dividend of $45,000 and a distribution of a subsidiary's shares at their net asset value of $2,191,000.
   Subsequent to year end a dividend distribution totalling $557,306 was made. This dividend consisted of a cash dividend of $10,306 and a distribution of a subsidiary's shares at their net asset value of
$547,000.
   The above distributions of subsidiary shares will not significantly affect the operations of the company.
   4. FOREIGN CURRENCY TRANSLATION ADJUSTMENT
   The foreign currency translation adjustment account has decreased by $509,000 for the year ended June 30, 1993.
   5. RELATED PARTY TRANSACTIONS
   An advisory fee of $0.6 million was received from an affiliated company during the year. Advisory services to this affiliate are expected to continue in 1994.
   Expenses amounting to $0.2 million were charged by Fidelity International Limited, the parent company, and fellow subsidiaries in respect of the rental of office space and related overhead.
   6. CAPITAL REQUIREMENTS
   The company is registered under the Hong Kong Securities Ordinance. The ordinance requires the company to maintain net capital at not less than $646,000 (HK$ 5 million). At June 30, 1993 the company met the net capital requirement.
   FIDELITY INTERNATIONAL INVESTMENT ADVISORS
          CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
AS AT MARCH 31, 1994
(EXPRESSED IN U.S. DOLLARS)
(UNAUDITED)
   ________

   ASSETS
          NOTES  $
      REFERENCE        (000'S)
   Cash  and short-term deposits     $ 1,206
Accounts receivable - Trade      2,507
Accounts receivable - Affiliated companies     6,845
  Total assets     $ 10,558
   LIABILITIES
   Accounts payable      42
Accrued liabilities      485
  Total liabilities      527

   SHAREHOLDERS' EQUITY
   Capital stock    2         35
Contributed surplus      2,276
        2,311
Retained earnings      7,718
Foreign currency translation adjustment     2
  Total shareholder's equity      10,031
        10,558
The accompanying notes are an integral part of this
consolidated statement of financial position.
   FIDELITY INTERNATIONAL INVESTMENT ADVISORS
          NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
AS AT MARCH 31, 1994
(EXPRESSED IN U.S. DOLLARS)
(UNAUDITED)
   ________

   1. BASIS OF PRESENTATION
   The unaudited consolidated statement of financial condition includes the accounts of the Company and its wholly-owned subsidiary and has been prepared in accordance with accounting principles generally accepted in the United States. The information furnished reflects all adjustments, which are, in the opinion of management, necessary to present fairly a fair statement of condition for the interim period and all such adjustments are of a normal recurring nature.
   The accompanying unaudited statement of consolidated financial condition is presented in accordance with the requirements of interim reporting and consequently does not include all the disclosures normally required by generally accepted accounting principles or those normally made in the Company's annual statement of financial condition; however, the Company considers the disclosures adequate to make the information presented not misleading. Reference should be made to the Company's statement of financial condition for the year ended June 30,1993 for additional disclosures, including a summary of the company's accounting policies, which have not changed, except that the Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes'" during the nine month period ended March 31, 1994. The effect on the company's financial condition of adopting the standard was not material.
   2. DIVIDENDS
   During the year a dividend distribution totalling $557,306 was made. This dividend consisted of a cash dividend of $10,306 and a distribution of a subsidiary's shares at their net asset value of $547,000.
   The above distribution of subsidiary shares will not significantly affect the operations of the company.
   3. RELATED PARTY TRANSACTIONS
   An advisory fee of $0.5 million was received from affiliated companies during the period.
   During the period $1.2 million was paid to affiliated companies for investment advice, research and other services.
   Expenses amounting to $0.2 million were charged by Fidelity International Limited, the parent company, and fellow subsidiaries in respect of the rental of office space and related overhead.
   FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
   REPORT OF THE AUDITORS TO THE MEMBERS OF FIDELITY
INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED

    We have examined the accompanying statement of financial condition and accompanying notes (the Statement) of Fidelity International Investment Advisors (U.K.) Limited (the Company).
    The Statement has been prepared for the purposes of filing with the Securities and Exchange Commission in the United States (the SEC). As explained in note 1, Basis of Presentation, the Statement has been extracted from the annual audited financial statements of the Company, which we have audited in accordance with Auditing Standards, and includes, in addition, certain information in notes 1 to 3 that is presented solely for the purpose of filing with the SEC.
    In our opinion the information in the Statement, excluding notes 1 and 3, has been properly extracted from the annual audited financial statements of the Company and the information in notes 1 and 3 has been properly prepared so that the Statement fairly presents the financial condition of the Company at June 30, 1993 for the purposes of filing with the SEC.
   /s/ COOPERS & LYBRAND
COOPERS & LYBRAND
Chartered Accountants and Registered Auditors


   London, United Kingdom
4 May 1994

   FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
   STATEMENT OF FINANCIAL CONDITION
30 JUNE 1993
(IN THOUSANDS)
________

         (British Pounds)  $
       (000'S)   (000'S)
      Notes          (Note 3)
   CURRENT ASSETS - cash  8  1,895  2,831
CREDITORS: AMOUNTS FALLING
DUE WITHIN ONE YEAR  5  (101)  (151)
NET ASSETS    1,794  2,680

   CAPITAL AND RESERVES    42  63
Called up share capital  6  1,134  1,694
Share premium account    618  923
Profit and loss account    1,794  2,680
The accompanying notes 1 to 8 to the statement of financial condition are an integral part of this financial statement.

   FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
   NOTES TO STATEMENT OF FINANCIAL CONDITION
________

   1. BASIS OF PRESENTATION
   The statement of financial position of Fidelity International Investment Advisors (U.K.) Limited (the Company) has been extracted from the annual financial statements for the year ended 30 June 1993. The annual financial statements were prepared under the historical cost convention in accordance with accounting standards applicable in the United Kingdom and have been delivered to the Registrar of Companies in the United Kingdom. The auditors of the Company reported on the annual financial statements; the audit report issued was unqualified and did not contain a statement under either
Section 237(2) or Section 237 (3) of the Company's Act 1985 regarding failure to maintain adequate books and records or limitations on audit scope.
   2. BUSINESS
   The Company is a wholly-owned subsidiary of Fidelity Investment Management Limited (the Parent), which is registered in the United Kingdom. The ultimate holding company is Fidelity International Limited (FIL) which is incorporated in Bermuda.
   The Company's principal activity is the provision of investment management and advisory services.
   The Company is a member of the Investment Management Regulatory Organisation (IMRO).
   3. CONVENIENCE TRANSLATION
   The Company maintains its accounts in pounds sterling. The translation of pounds sterling into U.S. dollars has been made at the 30 June 1993 exchange rate of $1.494 to (British Pounds)1 solely for the convenience of the reader and is not intended to imply that the pounds sterling amounts have been or could be readily converted, realised or settled at such rate.
   4. DEFERRED TAXATION
   Provision is made for deferred taxation at the rate of U.K. Corporation Tax that is expected to apply when the timing difference is expected to reverse (the liability method) to the extent that it is probable that a liability or asset will crystallise.
   5. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
         (British Pounds)  $
      (000'S)  (000'S)
        (NOTE 3)
   Amounts owed to parent company    86  129
Other creditors including tax and social security   14  21
Accruals and deferred income    1  1
      101  151
   FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
   NOTES TO STATEMENT OF FINANCIAL CONDITION
(CONTINUED)
________

   6. SHARE CAPITAL
   NUMBER    ISSUED,
      CALLED UP &AMP;
     AUTHORISED FULLY PAID
   `A' ordinary shares of (British Pounds)0.25 each    160,000  116,600
`B' ordinary shares of (British Pounds)0.25 each    40,000  40,000
`C' ordinary shares of (British Pounds)0.25 each    40,000  10,800
      240,000  167,400
   NOMINAL VALUE   ISSUED, ISSUED,
     CALLED UP &AMP; CALLED UP &AMP;
    AUTHORISED FULLY PAID FULLY PAID
    (British Pounds) (British Pounds) $
    (000'S) (000'S) (000'S)
      (NOTE 3)
   `A' ordinary shares of (British Pounds)0.25 each    40  29  43
`B' ordinary shares of (British Pounds)0.25 each    10  10  15
`C' ordinary shares of (British Pounds)0.25 each    10  3  5
      60  42  63
   7. CAPITAL COMMITMENTS
   There were no capital commitments as at 30 June 1993.
   8. CONTINGENT LIABILITIES
   The Company is a member of a group registration for Value Added Tax and is, with certain members of the Fidelity Investment Management Limited group, jointly and severally liable for the tax payable under this group registration.
   The Company, along with certain other Fidelity Investment Management Limited group companies, has entered into an arrangement whereby the balance on its bank account is subject to a legal set off agreement and is jointly and severally liable for any liabilities which may arise under this agreement. At 30 June 1993 the net bank balance on group accounts held within the arrangement was (British Pounds)1,208,000 ($1,805,000, see Note
3). The Company's ultimate holding company, FIL, has agreed to provide each subsidiary of the Parent which is a member of IMRO, without recourse to any such subsidiary, such funds, in a maximum of (British Pounds)20,000,000 ($29,880,000 at 30 June 1993, see Note 3), as may be necessary from time to time to enable each such subsidiary to continue to satisfy the financial
resource requirement under the IMRO Regulations    .
   FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
          STATEMENT OF FINANCIAL CONDITION
31 MARCH 1994
(UNAUDITED)
   ________

         (British Pounds)  $
      (000's)  (000's)
    Notes    (Note 3)
   CURRENT ASSETS - cash  5  2,145  3,185
CREDITORS: AMOUNTS FALLING
DUE WITHIN ONE YEAR  3  (318)  (472)
NET ASSETS    1,827  2,713

   CAPITAL AND RESERVES    42  62
Called up share capital    1,134  1,684
Share premium account    651  967
Profit and loss account    1,827  2,713
The accompanying notes 1 to 5 to the statement of financial condition form an integral part of this financial statement.

   FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
          NOTES TO STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
   ________

   1. BASIS OF PRESENTATION
   The accompanying unaudited Statement of Financial Condition has been prepared under the historical cost convention in accordance with accounting standards applicable in the United Kingdom. The information furnished reflects all adjustments which are, in the opinion of management, necessary to present a fair statement of condition for the interim period and all such adjustments are of a normal recurring nature. The Statement of Financial Condition is presented in accordance with the requirements of interim reporting and consequently does not include all the disclosures normally required by generally accepted accounting principles or those normally made in the Company's annual Statement of Financial Condition; however, the Company considers the disclosures adequate to make the information presented not misleading. Reference should be made to the Company's Statement of Financial Condition for the year ended 30 June 1993 for additional disclosures, including a summary of the Company's accounting policies, which have not changed.
   2. CONVENIENCE TRANSLATION
   The Company maintains its accounts in pounds sterling. The translation of pounds sterling into U.S. dollars has been made at the 31 March 1994 exchange rate of $1.485 to (British Pounds)1 solely for the convenience of the reader and is not intended to imply that the pounds sterling amounts have been or could be readily converted, realised or settled at such rate.
   3. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
         (British Pounds)  $
      (000'S)  (000'S)
        (NOTE 2)
   Amounts owed to parent company    286  425
Other creditors including tax and social security   31  46
Accruals and deferred income    1  1
      318  472
   FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
          NOTES TO STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
(CONTINUED)
   ________

   4. CAPITAL COMMITMENTS
   There were no capital commitments as at 31 March 1994.
   5. CONTINGENT LIABILITIES
   The Company is a member of a group registration for Value Added Tax and is, with certain members of the Fidelity Investment Management Limited group, jointly and severally liable for the tax payable under this group registration.
   The Company, along with certain other Fidelity Investment Management Limited group companies, has entered into an arrangement whereby the balance on its bank account is subject to a legal set off agreement and is jointly and severally liable for any liabilities which may arise under this agreement. At 31 March 1994 the net bank overdraft on group accounts held within the arrangement was (British Pounds)8,085,000 ($12,006,000, see Note
2). The Company's ultimate holding company, FIL, has agreed to provide each subsidiary of the Parent which is a member of IMRO, without recourse to any such subsidiary, such funds, in a maximum of (British Pounds)20,000,000 ($29,700,000 at 31 March 1994, see Note 2), as may be necessary from time to time to enable each such subsidiary to continue to satisfy the financial resource requirements under the IMRO Regulations.
   FIDELITY INVESTMENTS JAPAN LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL LIMITED)
          REPORT OF INDEPENDANT ACCOUNTANTS

   To the Board of Directors and Stockholder of
 Fidelity Investments Japan Limited
 (a Wholly-Owned Subsidiary of Fidelity International Limited):
    We have audited the accompanying statement of financial condition of Fidelity Investments Japan Limited ( a wholly-owned subsidiary of Fidelity International Limited) as of June 30, 1993. Our audit was made in accordance with auditing standards generally accepted in Japan and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.
    In our opinion the statement of financial condition referred to above presents fairly the financial position of Fidelity Investments Japan Limited as of June 30, 1993 in conformity with accounting principles generally accepted in Japan.
   /s/ COOPERS & LYBRAND
COOPERS & LYBRAND

   Tokyo, Japan
September 10, 1993
   FIDELITY INVESTMENTS JAPAN LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL LIMITED)
          STATEMENT OF FINANCIAL CONDITION
JUNE 30, 1993
   ________

   ASSETS
    Thousands Thousands of
 of Yen U.S. Dollars
   Cash    Yen 62,847 $ 589
Accounts receivable:
 Management fees   Yen 5,746  54
 Fidelity Management & Research Company    106,717  1,001
 Other    8,057  75
Investments in securities, at cost    62,300  584
Property and equipment, net    220,336  2,066
Lease and guarantee deposits    411,398  3,857
Notes receivable    44,853  421
Prepaid expenses and other assets    45,159  424
  Total assets   Yen 967,413 $ 9,071
   LIABILITIES
   Accounts payable    26,503  249
Accrued expenses    23,832  224
Unearned income from parent company   335,213  3,143
Income taxes payable    11,684  109
Long-term debt    168,213  1,577
Accrued severance benefits    17,615  165
  Total liabilities    583,060  5,467
Commitments and contingencies
Common stock Yen50,000 ($469) per value,
 authorized 19,200 shares, issued
 and outstanding 4,800 shares    240,000  2,250
Retained earnings    144,353  1,354
  Total stockholder's equity    384,353  3,604
  Total liabilities and stockholder's equity   967,413  9,071
The accompanying notes are an integral part
of this statement.
   FIDELITY INVESTMENTS JAPAN LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL LIMITED)
          NOTES TO STATEMENT OF
FINANCIAL CONDITION
   ________

   A. BASIS OF PRESENTING STATEMENT OF FINANCIAL CONDITION
   The accompanying statement of financial condition of Fidelity Investments Japan Limited (the "Company") has been prepared in accordance with accounting principles generally accepted in Japan and from the original financial statements issued fro domestic reporting purposes. Certain footnotes disclosures have been added and certain accounts presented in the original balance sheet have been reclassified solely for the convenience of readers outside Japan.
   B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   The Company provides various consultation services principally for Fidelity International Limited, the parent company. The Company also provides investment management and subadvisory services for Japanese pension and institutional investment funds.
   INVESTMENTS IN SECURITIES
   Investment securities are carried at cost, determined by the average method.
   INCOME TAXES
   Deferred taxes have not been provided for timing differences between financial and tax reporting.
   PROPERTY AND EQUIPMENT
   Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets using the straight line method. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the related assets are capitalized.
   LUMP-SUM SEVERANCE PLAN
   The Company has a lump-sum severance plan for its employees. (See Note
I).
   C. UNITED STATES DOLLAR AMOUNTS
   The Company maintains its accounting records in yen. The dollar amounts included in the statement of financial condition and notes thereto represent the arithmetical results of translating yen to dollars on a basis of Yen106.65 = US$1, the rate of exchange prevailing at June 30, 1993. The inclusion of such dollar amounts is solely for the convenience of the reader and is not intended to imply that yen amounts have been or could be readily converted, raelized or settlled in dollars at Yen106.65 = US$1 or at any other rate.
   FIDELITY INVESTMENTS JAPAN LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL LIMITED)
          NOTES TO STATEMENT OF
FINANCIAL CONDITION
(CONTINUED)
   ________

   D. TRANSACTIONS WITH AFFILIATED COMPANIES
   In connection with its operations, the Company provides services to and obtains services from the parent company. In addition, certain research expenses of the Company are reimbursed by Fidelity Management & Research Company, an affiliate of the parent company.
   E. MARKETABLE EQUITY SECURITIES
   The aggregate cost and market value and the unrealized gains and losses of marketable equity securities as of June 30, 1993 are as follows:
    Thousands Thousands of
 of Yen U.S. Dollars
    Cost   Yen 41,300 $ 387
 Market value    58,887  552
      17,587  165
 Unrealized gains    25,916  243
 Unrealized losses    (8,329)  (78)
      17,587  165
   F. PROPERTY AND EQUIPMENT, NET
   At June 30, 1993, property and equipment, at cost, consists of:
    Thousands Thousands of
 of Yen U.S. Dollars
    Equipment (principally computer related)  Yen 183,669 $ 1,722
 Leasehold improvements    104,178  977
 Other office equipment    139,819  1,311
      427,666  4,010
 Less: accumulated depreciation    207,330  1,944
     Yen 220,336 $ 2,066
   G. NOTES RECEIVABLE
   Notes receivable at June 30, 1993 consist of notes receivable from an employee of Yen16,595 thousand ($156 thousand) maturing in 2006 and notes receivable from directors of Yen28,258 thousand ($265 thousand) maturing in 2002 and 2007. These notes receivable bear interests at 1% above the prime rate.
   FIDELITY INVESTMENTS JAPAN LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL LIMITED)
          NOTES TO STATEMENT OF
FINANCIAL CONDITION
(CONTINUED)
   ________

   H. LONG-TERM DEBT
   Long-term debt consists of certain non-interest-bearing loans payable to the parent company with maturities from 2002 through 2006.
   The aggregate annual maturities of the long-term debt are as follows:
    Thousands Thousands of
Fiscal years ending June 30, of Yen U.S. Dollars
     1994   Yen 14,238 $ 134
  1995    14,112  132
  1996    14,288  134
  1997    14,451  135
  1998    12,601  118
  1999 and thereafter    98,523  924
     Yen 168,213 $ 1,577
   I. ACCRUED SEVERANCE BENEFITS
   Employees are entitled to receive lump-sum payments upon termination of employment. The amount of each payment is determined by whether the termination is voluntary or involuntary, length of service, and ending rate of pay as an employee. The accrued severance benefits at June 30, 1993 represent, in accordance with the Japanese tax regulations, 40% of the amount that would be payable if all employees terminated voluntarily at that date. Such liability is not funded.
   J. COMMITMENTS
   The requirements to provide a business security deposit to the Ministry of Finance has been satisfied by the payment guarantee contract issued by a bank on behalf of the Company in the amount of Yen25,000 thousand ($234 thousand).
   In connection with its office relocation plan, in May 1993 the Company cancelled lease contracts for certain of its office space and entered into a new office lease contract. Lease deposits of Yen191,319 thousand ($1,794 thousand) with respect to the old lease contracts are refundable upon completion of the refurbishment of the old lease space. Annual lease payments under the new lease contract are approximately Yen90,000 thousand ($844 thousand).
   At June 30, 1993, the Company had outstanding contractual obligations for the construction of new premises with respect to the office relocation plan aggregating approximately Yen170 million ($1,594 thousand).
   FIDELITY INVESTMENTS JAPAN LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL LIMITED)
          NOTES TO STATEMENT OF
FINANCIAL CONDITION
(CONTINUED)
   ________

   K. SUBSEQUENT EVENT
   On July 1, 1993, the Company acquired all of the outstanding shares of common stock of Fidelity International Investment Advisors (Japan) Limited
(FIIA) from the parent company in exchange for 200 shares of the Company's common stock.
   FIIA had net worth, accounts receivable from the parent company and total assets as of June 30, 1993 amounting to Yen58,308 thousand ($547 thousand), Yen60,015 ($563 thousand) and Yen63,040 thousand ($591 thousand), respectively.
   FIDELITY INVESTMENTS JAPAN LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL LIMITED)
          CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
MARCH 31, 1994
   ________

   ASSETS
    Thousands Thousands of
 of Yen U.S. Dollars
   Cash    Yen 55,970 $ 545
Accounts receivable:
 Management fees    11,982  117
 Fidelity Management & Research Company    163,585  1,593
 Other    16,696  163
Receivable from parent company
Investment in securities, at cost    62,300  606
Property and equipment, net    237,563  2,313
Lease and guarantee deposits    233,298  2,272
Notes receivable    44,853  437
Prepaid expenses and other assets    32,233  314
  Total assets   Yen 858,480 $ 8,360
   LIABILITIES
   Accounts payable    13,852  135
Accrued expenses    26,781  261
Unearned income from parent company   173,480  1,689
Income taxes payable    6,326  62
Long-term debt    156,975  1,528
Accrued severance benefits    19,761  193
  Total liabilities    397,175  3,868
Commitments and contingencies
   STOCKHOLDER'S EQUITY
   Common stock Yen50,000 ($487) par value,
 authorized 20,000 shares, issued
 and outstanding 5,000 shares    250,000  2,434
Retained earnings    211,305  2,058
  Total stockholder's equity    461,305  4,492
  Total liabilities and stockholder's equity   858,480  8,360
The accompanying notes are an integral part
of this statement.
   FIDELITY INVESTMENTS JAPAN LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL LIMITED)
          NOTES TO CONSOLIDATED STATEMENT OF
FINANCIAL CONDITION
   ________

   A. BASIS OF PRESENTING CONSOLIDATED STATEMENT OF FINANCIAL
CONDITION:
   The accompanying unaudited consolidated statement of financial condition of Fidelity Investments Japan Limited (the "Company") includes the accounts of the Company and its wholly owned subsidiary and has been prepared in accordance with accounting principles generally accepted in Japan. The information furnished reflects all adjustments which are, in the opinion of management, necessary to present a fair statement of condition for the interim period and all such adjustments are of a normal recurring nature.
   The accompanying unaudited consolidated statement of financial condition is presented in accordance with the requirements of interim reporting and consequently does not include all the disclosures normally required by generally accepted accounting principles or those normally made in the company's annual statement of financial condition; however, the company considers the disclosures adequate to make the information presented not misleading. Reference should be made to the Company's statement of financial condition for the year ended June 30, 1993 for additional disclosures, including a summary of the Company's accounting policies, which have not changed.
   B. UNAUDITED STATES DOLLAR AMOUNTS:
   The Company maintains its accounting records in yen. The dollar amounts included in the statement of financial condition and notes thereto represent the arithmetical results of translating yen to dollars on a basis of Yen102.7 = US$1, the rate of exchange prevailing at March 31, 1994. The inclusion of such dollar amounts is solely for the convenience of the reader and is not intended to imply that yen amounts have been or could be readily converted, realized or settled in dollars at Yen102.7 = US$1 or at any other rate.
   FIDELITY INVESTMENTS JAPAN LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL LIMITED)
          NOTES TO STATEMENT OF
FINANCIAL CONDITION
(CONTINUED)
   ________

   C. MARKETABLE EQUITY SECURITIES:
   The aggregate cost and market value and the unrealized gains and losses of marketable equity securities as of March 31, 1994 are as follows:
    Thousands Thousands of
 of Yen U.S. Dollars
    Cost   Yen 41,300 $ 402
 Market value    62,877  612
      21,577  210

 Unrealized gains    29,792  290
 Unrealized losses    (8,215)  (80)
     Yen 21,577 $ 210
   D. PROPERTY AND EQUIPMENT, NET:
   At March 31, 1994, property and equipment, at cost, consists of:
    Thousands Thousands of
 of Yen U.S. Dollars
    Leasehold improvements   Yen 149,589 $ 1,456
 Equipment (principally computer related)   94,075  916
 Other office equipment    31,040  302
      274,704  2,674
 Less: accumulated depreciation    37,141  361
     Yen 237,563 $ 2,313
   E. NOTES RECEIVABLE:
   Notes receivable at March 31, 1994 consist of notes receivable from an employee of Yen16,595 thousand ($156 thousand) maturing in 2006 and notes receivable from directors of Yen28,258 thousand ($265 thousand) maturing in 2002 and 2007. These notes receivable bear interest at 1% above the prime rate.
   FIDELITY INVESTMENTS JAPAN LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL LIMITED)
          NOTES TO STATEMENT OF
FINANCIAL CONDITION
(CONTINUED)
   ________

   F. LONG-TERM DEBT:
   Long-term debt consists of certain non-interest-bearing loans payable to the parent company with maturities from 2002 through 2006.
   The remaining aggregate annual maturities of the long-term debt are as follows:
    Thousands Thousands of
Fiscal years ending June 30, of Yen U.S. Dollars
     1994   Yen 3,000 $ 29
  1995    14,112  137
  1996    14,288  139
  1997    14,451  141
  1998    12,601  123
  1999 and thereafter    98,523  959
     Yen 156,975 $ 1,528
   G. COMMITMENTS:
   The requirement to provide a business security deposit to the Ministry of Finance has been satisfied by the payment guarantee contract issued by a bank on behalf of the Company in the amount of Yen25,000 thousand ($243 thousand).
   The Company has annual lease payments of approximately Yen90,000 thousand ($876 thousand) for office space.

EXHIBIT 1
The language to be added to the current contract is
   ((    underlined   ))    ; the language to be deleted is set forth in
[brackets].
The proper name of each fund - Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund - will be inserted in each respective fund's Contract where indicated by (Name of Portfolio).
The current    c    ontracts of the funds are substantially similar; the
specific areas that will differ are the Preamble and Section 3 of this Form of Management Contract Exhibit.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY PURITAN TRUST:
(NAME OF PORTFOLIO)
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
 [AGREEMENT]    ((    MODIFICATION   ))     made this (Puritan   )     [1st
day of January, 1993]; (Balanced   )     [29th day of September, 1989];
(Global Balanced   )     [14th day of    January     1993   ]    ;
(Low-Priced Stock   )     [1st day of December 1990]    ((    __ day of
______   ))    , 1994, by and between Fidelity Puritan Trust, a
Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter (Low-Priced Stock only: [sometimes]) called the "Adviser").
   FIDELITY BALANCED FUND, FIDELITY GLOBAL BALANCED FUND, AND FIDELITY LOW-PRICED STOCK FUND ONLY:
    ((    Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract
(Global Balanced   )     dated January 14, 1993    (    Low-Priced
Stock   )     dated December 1, 1990    (    Balanced   )     modified
September 29, 1989    (all Portfolios)     to a modification of said
Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of August 1, 1994 or the first day of the
month following approval.   ))
FIDELITY PURITAN FUND ONLY:
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio and [Fidelity
Management & Research Company]    ((    the Adviser   ))     hereby
consent, pursuant to Paragraph 6 of the existing Management Contract [dated
September 29, 1989]    ((    modified January 1, 1993   ))    , to a
modification of said Contract in the manner set forth below. The [Amended]
   ((    Modified   ))     Management Contract shall, when executed by duly
authorized officers of the Fund and the Adviser, take effect on the later
of [January 1, 1993]    ((    August 1, 1994   ))     or the first day of
the month following shareholder approval.
   ALL PORTFOLIOS:
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser (each portfolio except Global Balanced: [, at its own expense,]) shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
FOR FIDELITY PURITAN FUND, FIDELITY BALANCED FUND, AND FIDELITY GLOBAL BALANCED FUND:
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable (Each portfolio except Global Balanced)
   ((    monthly   ))     as soon as practicable after the last day of each
month, (Each portfolio except Global Balanced)    ((    composed of a Group
Fee and an Individual Fund Fee   ))     [which shall be computed as
follows].
 (Puritan only: [The fee rate shall be composed of two elements.])
 (a) [(i)]Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the (Each portfolio except Global
Balanced) [charter of each investment company]    ((    Fund's Declaration
of Trust or other organizational document)   ))     determined as of the
close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each
                     level)

               $0 - 3 billion       .5200%

               3 - 6                .4900

               6 - 9                .4600

               9 - 12               .4300

               12 - 15              .4000

               15 - 18              .3850

               18 - 21              .3700

               21 - 24              .3600

               24 - 30              .3500

               30 - 36              .3450

               36 - 42              .3400

               42 - 48              .3350

               48 - 66              .3250

               66 - 84              .3200

               84 - 102             .3150

(for          [Over 102]            [.3100]
Balanced)

               102 - 138            .3100

               138 - 174            .3050

(for Global   [Over 174]            [.3000]
 Balanced
 and
Puritan)

(All              ((    174 - 228   .3000
Portfolios)

               228 - 282            .2950

               282 - 336            .2900

   Ove        336                   .2850   ))
   r

  (b) [(ii)]Individual (Balanced only   :     [Portfolio] Fund   )     Fee
Rate. The Individual Fund Fee Rate shall be (Puritan and Balanced) .20% (Global Balanced) .45%.
 The sum of the Group Fee Rate, calculated as described above to the
nearest millionth, and the Individual (Balanced only   :     [Portfolio]
Fund   )     Fee Rate shall constitute the Annual Management Fee Rate.
One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set
forth in the (   e    ach    p    ortfolio except Global Balanced) Fund's
Declaration of Trust [of the Fund]    ((    or other organizational
document)   ))     determined as of the close of business on each business
day throughout the month.
  (   ((    c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for
that month.    ))    (   new to     Global Balanced only)
FOR FIDELITY LOW-PRICED STOCK FUND:
 3. [Management Fee.] The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment [to the basic fee based upon the investment
performance of the Portfolio in relation to].    ((    The Performance
Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than
   ))    the Russell 2000 Index of small capitalization stocks (the
"Index"). The [computation of the] Performance Adjustment [will] is not
[be] cumulative. [A positive]    ((    An increased   ))     fee [rate]
will [apply]    ((    result   ))     even though the performance of the
Portfolio over some period of time shorter than the performance period has
been behind that of the Index, and, conversely, a [negative]   ((
reduction in the   ))     fee [rate] will [apply]    ((    be made   ))
for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
  (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
   (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company]
   ((    Fund's Declaration of Trust or other organizational
document)   ))     determined as of the close of business on each business
day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0                     -     $ 3 billion   .5200%

3                     -     6             .4900%

6                     -     9             .4600%

9                     -     12            .4300%

12                    -     15            .4000%

15                    -     18            .3850%

18                    -     21            .3700%

21                    -     24            .3600%

24                    -     30            .3500%

30                    -     36            .3450%

36                    -     42            .3400%

42                    -     48            .3350%

48                    -     66            .3250%

66                    -     84            .3200%

84                    -     102           .3150%

[Over]    ((    102   -     138           .3100%

138                   -     174           .3050%

174                   -     228           .3000%

228                   -     282           .2950%

282                   -     336           .2900%

   Over 336                               .2850%   ))

   (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
.35%.
  (b) Basic Fee. One-twelfth of the [annual] Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in [Article 10 of] the Fund's Declaration of Trust [of the
Fund]    ((    or other organizational document)   ))     determined as of
the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee. [This basic fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]
  (c) [The] Performance Adjustment Rate: [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance index.] The Performance Adjustment Rate is 0.02% for each percentage point [rounded to the nearer point (the point higher if
exactly one-half point)]    ((    (the performance of the Portfolio and the
Index each being calculated to the nearest percentage point)   ))     that
the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence    on December 1, 1990 [    with the
first day of the first full month following shareholder approval        of
this Contract   ]    . During the first eleven months of the [operation of
the Contract]    ((    performance period for the Portfolio,   ))     there
will be no performance adjustment. Starting with the twelfth month of
[operation]    ((    the performance period,   ))     the performance
adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
  (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of
Trust [of the Fund]    ((    or other organizational document)   ))
determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
  (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
ALL PORTFOLIOS:
 4. It is understood that the Portfolio will pay all its expenses   ,
which expenses payable by the Portfolio shall include, without limitation,
(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31,
(Balanced) [1990]   ;     (Puritan and Global Balanced) [1993] (Fidelity
Low-Priced Stock Fund) [1991] 1995 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust
   ((    or other organizational document   ))     and agrees that the
obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust
(all Portfolios except Global Balanced)    ((    or other organizational
document   ))     are separate and distinct from those of any and all other
Portfolios.
    ((    8. This Agreement shall be governed by, and construed in
accordance with, the laws of the Commonwealth of Massachusetts, without
giving effect to the choice of laws provisions thereof.   ))     (   new to
    all Portfolios except Global Balanced)
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 2
   FORM OF     DISTRIBUTION AND SERVICE PLAN
OF FIDELITY PURITAN TRUST:
FIDELITY BALANCED FUND
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of Fidelity Balanced Fund (the "Portfolio"), a series of shares of Fidelity Puritan Trust (the "Fund").
 2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is understood that the Adviser may reimburse the Distributor for these expenses from any source available to it, including management fees paid to it by the Portfolio.
 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.
 4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until July 31, 1995, and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.
 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.
 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 3
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity Balanced Fund, Fidelity Puritan Fund, and Fidelity Low-Priced Stock Fund will be inserted in each respective fund's contract where indicated by (Name of Portfolio).
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
AND
FIDELITY PURITAN TRUST ON BEHALF OF (NAME OF PORTFOLIO)
 AGREEMENT made this (Low-Priced Stock) [1st day of December, 1990] (Balanced and Puritan) [1st day of August, 1989] __ day of ____, 1994, by and between [Fidelity Management & Research (Far East) Inc.]
   ((    Fidelity Management & Research Company,   ))     a
Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"]
   ((    "Advisor")   ))    ; [and] Fidelity Management & Research
[Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (Far East) Inc. (hereinafter
called the ["Adviser"] "   ((    Sub-Advisor"); and Fidelity Puritan Trust,
a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name
of Portfolio) (hereinafter called the "Portfolio").    ))
 WHEREAS    ((    the Trust and   ))     the Advisor [has] have entered
into a Management Contract [with Fidelity Puritan Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [(Name of
Portfolio) (hereinafter called the "Portfolio")]    ((    the
Portfolio   ))    , pursuant to which the Advisor is to act as investment
[adviser]    ((    manager   ))     of the Portfolio; and
 WHEREAS the Sub-Advisor    ((    and its subsidiaries and other affiliated
persons   ))     [has] have personnel in [   Asia and the Pacific
Basin    ]    ((    various locations throughout the world and [was] have
been formed in part    ))    for the purpose of researching and compiling
information and recommendations with respect to the economies of various countries, [and issuers located outside of North America, principally in
   Asia and the Pacific Basin    .]    ((    and securities of issuers
located in such countries, and providing investment advisory services in
connection therewith;    ))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
    ((    1. Duties: The Advisor may, in its discretion, appoint the
Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) Investment Advice: [The Sub-Adviser shall act as an investment consultant to the Adviser and] If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the
Portfolio, and in connection with such advice    ))    shall furnish
   ((    the Portfolio and   ))     the Advisor such factual information,
research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside of the U.S. all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
     ((    (b) INVESTMENT MANAGEMENT: If and to the extent requested by the
Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 [(2)](a) INVESTMENT ADVISORY FEE   ))    : [The Sub-Adviser will be
compensated by the Adviser on the following basis for the services to be
furnished hereunder:]    ((    For services provided under subparagraph (a)
of paragraph 1 of this Agreement,   ))     the Advisor agrees to pay the
Sub-Advisor a monthly    ((    Sub-Advisory Fee. The Sub-Advisory Fee shall
be   ))     equal to 105% of the Sub-Advisor's costs incurred in connection
with [the]    ((    rendering the services referred to in subparagraph (a)
of paragraph 1 of this   ))     Agreement [, said costs to be determined in
relation to the assets of the Portfolio that benefit from the services of
the Sub-Adviser].    ((    The Sub-Advisory Fee shall not be reduced to
reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 [3]6. Interested Persons:    ))    It is understood that Trustees,
officers, and shareholders of the [Fund] Trust are or may be or become interested in the Advisor [and] or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]   ((    7. Services to Other Companies or Accounts:   ))     The
services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its
obligations hereunder.    ((    The Sub-Advisor shall for all purposes be
an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care:   ))     In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6]   ((    9. Duration and Termination of Agreement; Amendments:
   ))
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6]9, this Agreement shall continue in force until July 31,
(Low-Priced Stock) [1991]   ;     (Balanced and Puritan) [1990]
   ((    1995   ))     and indefinitely thereafter, but only so long as the
continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7]   ((    10. Limitation of Liability:   ))     The Sub-Advisor is
hereby expressly put on notice of the limitation of shareholder liability
as set forth in the Declaration of Trust    ((    or other organizational
document   ))     of the [Fund]    ((    Trust   ))     and agrees that any
obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
    ((    11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions
thereof.    ))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 4
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity Balanced Fund, Fidelity Puritan Fund, and Fidelity Low-Priced Stock Fund will be inserted in each respective fund's contract where indicated by (Name of Portfolio).
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
AND
FIDELITY PURITAN TRUST ON BEHALF OF (NAME OF PORTFOLIO)
 AGREEMENT made this (Low-Priced Stock) [1st day of December, 1990]   ;
(Balanced and Puritan) [1st day of August, 1989] __ day of ____, 1994, by and between [Fidelity Management & Research (U.K.) Inc.]
   ((    Fidelity Management & Research Company   ))    , a
Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] "Advisor"); [and] Fidelity Management & Research [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (U.K.) Inc. (hereinafter called the ["Adviser"]
   ((    "Sub-Advisor"); and Fidelity Puritan Trust, a Massachusetts
business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio)
(hereinafter called the "Portfolio").    ))
 WHEREAS    ((    the Trust and t   ))    he Advisor [has] have entered
into a Management Contract [with Fidelity Puritan Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [(Name of
Portfolio) (hereinafter called the "Portfolio")]    ((    the
Portfolio   ))    , pursuant to which the Advisor is to act as investment
[adviser] manager of the Portfolio; and
 WHEREAS the Sub-Advisor   ((     and its subsidiaries and other affiliated
persons [has] have personnel in    [    Western Europe] various locations
throughout the world and [was] have been formed in part    ))    for the
purpose of researching and compiling information and recommendations with respect to the economies of various countries, [and issuers located outside
of North America, principally in Western Europe.]    ((    and securities
of issuers located in such countries, and providing investment advisory
services in connection therewith;    ))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
    ((    1. Duties: The Advisor may, in its discretion, appoint the
Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) Investment Advice: [The Sub-Adviser shall act as an investment consultant to the Adviser and] If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio
and    ))    the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside of the U.S. all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
     ((    (b) INVESTMENT MANAGEMENT: If and to the extent requested by the
Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 [(2)](a) INVESTMENT ADVISORY FEE:   ))     [The Sub-Adviser will be
compensated by the Adviser on the following basis for the services to be
furnished hereunder:]    ((    For services provided under subparagraph (a)
of paragraph 1 of this Agreement,    ))    the Advisor agrees to pay the
Sub-Advisor a monthly    ((    Sub-Advisory Fee. The Sub-Advisory Fee shall
be   ))     equal to 110% of the Sub-Advisor's costs incurred in connection
with [the]    ((    rendering the services referred to in subparagraph (a)
of paragraph 1 of this   ))     Agreement [, said costs to be determined in
relation to the assets of the Portfolio that benefit from the services of
the Sub-Adviser].    ((    The Sub-Advisory Fee shall not be reduced to
reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 [3]6. Interested Persons:   ))     It is understood that Trustees,
officers, and shareholders of the [Fund] Trust are or may be or become interested in the Advisor [and] or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]   ((    7. Services to Other Companies or Accounts:   ))     The
services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its
obligations hereunder.    ((    The Sub-Advisor shall for all purposes be
an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care:   ))     In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6]   ((    9. Duration and Termination of Agreement; Amendments:
   ))
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6]9, this Agreement shall continue in force until July 31,
(Low-Priced Stock) [1991]   ;     (Balanced and Puritan) [1990]
   ((    1995   ))     and indefinitely thereafter, but only so long as the
continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7]   ((    10. Limitation of Liability:   ))     The Sub-Advisor is
hereby expressly put on notice of the limitation of shareholder liability
as set forth in the Declaration of Trust    ((    or other organizational
document of the [Fund] Trust   ))     and agrees that any obligations of
the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
    ((    11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions
thereof.    ))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the
[Investment Company Act of] 1940    ((    Act   ))     as now in effect or
as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 5
The following table illustrates the effect that approval of proposal 11 will have on Fidelity Balanced Fund's investment policies. Fundamental policies can be changed only with the consent of shareholders, while non-fundamental policies can be changed or eliminated without shareholder approval. Please refer to the proposal itself for the details of these changes.
Current Fundamental Investment Policies
1. FMR, the fund's manager, will normally invest the fund's assets in a broad array of securities, diversified not only in terms of companies and industries, but also in terms of types of securities, including bonds and preferred stocks as well as common stocks
2. The proportions invested in each type of security change from time to time in accordance with FMR's interpretation of economic conditions and underlying security values.
3. At least 25% of the fund's total assets will always be invested in fixed-income senior securities, including debt securities and preferred stocks.
4. The fund will only buy debt securities that are rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P), although it may invest in unrated debt securities if they are judged by FMR to be of equivalent quality.
5. When, in FMR's judgment, market conditions warrant, the fund may make substantial temporary investments in high quality debt securities, commercial paper, and obligations of banks and the U.S. government for defensive purposes.
Proposed Non-Fundamental Investment Policies
   1    . At least 25% of the fund's total assets will always be invested in fixed-income senior securities, including debt securities and preferred stocks.
   2    . The fund will only buy debt securities that are rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P), although it may invest in unrated debt securities if they are judged by FMR to be of equivalent quality.
   3    .    The fund also reserves the right to invest without limitation in investment-grade debt instruments for temporary, defensive purposes.
EXHIBIT 6
   FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)
            RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (B)
   GROWTH AND INCOME
   Market Index  4/30/93 $ 265.2 0.45% 0.44% 0.44%
Fidelity Fund (3) 6/30/93#   1,398.0 0.42(dagger) 0.42(dagger) 0.66(dagger)
Balanced (3)  7/31/93  2,154.5 0.53 0.53 0.93
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) -- 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
Advisor Equity
 Portfolio Income (3) 11/30/93  19.1 0.50 0.50 1.77
Advisor Institutional
 Equity Portfolio
  Income (3) 11/30/93  167.8 0.50 0.50 0.79
Convertible Securities (3) 11/30/93  782.6 0.53 0.53 0.92
Equity -Income II (3) 11/30/93  3,544.3 0.53 0.53 0.88
Variable Insurance
 Products:
  Equity-Income 12/31/93  952.1 0.53 0.53 0.62
Equity-Income (3) 1/31/94  6,040.5 0.38 0.38 0.66
Real Estate (3) 1/31/94  417.9 0.63 0.63 1.13
Utilities Income (3) 1/31/94  1,394.4 0.53 0.53 0.86
U.S. Equity Index 2/28/94  1,647.0 0.28 -- 0.28
   ASSET ALLOCATION
   Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager:
 Growth (3)(4) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager:
 Income (3)(4) 9/30/93  79.1 0.44 -- 0.65
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/93  1,432.9 0.72 0.72 0.88
  Index 500 12/31/93  20.8 0.28 -- 0.28
   GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES
TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE
NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
 ASSETS (B)
   Magellan (3)  3/31/93  21,506.4 0.75 0.75 1.00
Small Cap Stock 4/30/94**  547.2 0.68(dagger) 0.68(dagger) 1.19(dagger)
Fidelity Fifty (3) 6/30/94** $ 40.3 0.63%(dagger) 0.63%(dagger)
1.85%(dagger)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
 Opportunities (3) 9/30/93  219.2 0.54 0.54 1.57
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.30
Canada (2)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (2)   10/31/93  488.3 0.64 0.64 1.25
Europe Capital
 Appreciation 10/31/94**  87.9 0.77(dagger) 0.61(dagger) 1.72(dagger)
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93**  114.6 0.77(dagger) 0.77(dagger) 1.94(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.71 1.10
Value (3)   10/31/93  1,100.8 0.72 0.72 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
Advisor Equity
  Portfolio Growth (3) 11/30/93  176.0 0.66 0.66 1.84
Advisor Institutional
 Equity Portfolio
  Growth (3) 11/30/93  226.7 0.66 0.66 0.94
Emerging Growth (3) 11/30/93  620.6 0.80 0.80 1.19
Growth Company (3) 11/30/93  2,119.8 0.75 0.75 1.07
New Millennium 11/30/93**  187.5 0.68(dagger) 0.68(dagger) 1.32(dagger)
Retirement Growth (3) 11/30/93  2,404.1 0.76 0.76 1.05
Congress Street 12/31/93  63.4 0.46 0.46 0.61
Contrafund (3) 12/31/93 $ 4,138.1 0.69% 0.69% 1.06%
Exchange   12/31/93  187.7 0.54 0.54 0.57
Trend (3)   12/31/93  1,296.7 0.65 0.65 0.92
Variable Insurance
 Products:
  Growth  12/31/93  1,016.0 0.63 0.63 0.71
  Overseas (2) 12/31/93  398.7 0.77 0.77 1.03
Select Portfolios:
 Air Transportation (3) 2/28/94  17.8 0.63 0.63 2.31
 American Gold 2/28/94  313.4 0.63 0.63 1.49
 Automotive (3) 2/28/94  133.8 0.63 0.63 1.68
 Biotechnology (3) 2/28/94  549.9 0.63 0.63 1.61
 Brokerage and Investment
  Management (3) 2/28/94  69.3 0.63 0.63 1.77
 Chemicals (3) 2/28/94  27.4 0.63 0.63 1.93
 Computers (3) 2/28/94  41.2 0.63 0.63 1.89
 Construction and
  Housing (3) 2/28/94  42.1 0.63 0.63 1.66
 Consumer Products (3) 2/28/94  9.0 0.63 0.49 2.48
 Defense and
  Aerospace (3) 2/28/94  4.6 0.63 -- 2.53
 Developing
  Communications (3) 2/28/94  177.0 0.63 0.63 1.56
 Electronics (3) 2/28/94  54.3 0.63 0.63 1.67
 Energy (3)  2/28/94  126.1 0.63 0.63 1.66
 Energy Service (3) 2/28/94  94.0 0.63 0.63 1.65
 Environmental
  Services (3) 2/28/94  56.6 0.63 0.63 2.03
 Financial Services (3) 2/28/94  168.8 0.62 0.62 1.63
 Food and Agriculture (3) 2/28/94  110.1 0.62 0.62 1.64
 Health Care (3) 2/28/94  552.3 0.63 0.63 1.55
 Home Finance (3) 2/28/94  224.4 0.63 0.63 1.58
 Industrial Equipment (3) 2/28/94  58.2 0.63 0.63 1.68
 Industrial Materials (3) 2/28/94  33.8 0.64 0.64 2.08
 Insurance (3) 2/28/94   22.4 0.63 0.63 1.93
 Leisure (3)  2/28/94  88.1 0.63 0.63 1.53
 Medical Delivery (3) 2/28/94  105.8 0.63 0.63 1.79
 Multimedia (3) (5) 2/28/94  62.8 0.63 0.63 1.63
 Natural Gas (3) 2/28/94**  45.1 0.63(dagger) 0.63(dagger) 1.93(dagger)
 Paper and Forest
  Products (3) 2/28/94  27.0 0.64 0.64 2.07

 Precious Metals and
  Minerals (3) 2/28/94 $ 378.4 0.63% 0.63% 1.55%
 Regional Banks (3) 2/28/94  201.0 0.62 0.62 1.60
 Retailing (3) 2/28/94  57.7 0.62 0.62 1.83
 Software and Computer
  Services (3) 2/28/94  172.2 0.63 0.63 1.57
 Technology (3) 2/28/94  163.4 0.63 0.63 1.54
 Telecommunications (3) 2/28/94  353.3 0.63 0.63 1.53
 Transportation (3) 2/28/94  10.5 0.63 0.63 2.39
 Utilities (3) 2/28/94  310.9 0.63 0.63 1.35
   CURRENCY PORTFOLIOS
   Deutsche Mark
 Peformance, L.P. 12/31/93  8.4 0.50 -- 1.50
Sterling
 Performance, L.P. 12/31/93  3.0 0.50 -- 1.50
Yen Performance, L.P. 12/31/93  4.0 0.50 -- 1.50
   INCOME
   Capital & Income (3) 4/30/93  1,771.1 0.54 0.54 0.91
Intermediate Bond (3) 4/30/93  1,434.0 0.32 0.27 0.61
Investment Grade Bond (3) 4/30/93  1,049.6 0.37 0.37 0.68
Short-Term Bond (3) 4/30/93  1,634.8 0.47 0.47 0.77
Spartan Government
 Income   4/30/93  491.8 0.65 0.65 0.65
Spartan High Income 4/30/93  470.8 0.70 0.70 0.70
Spartan Short-Intermediate
 Government 4/30/93  23.5 0.65 0.02 0.02
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/93  83.4 0.41 0.41 0.41
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond (3) 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term
 Income (3) 9/30/93  547.0 0.65 0.20 0.20

Advisor Government
 Investment 10/31/93 $ 40.8 0.46% --% 0.68%
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
Advisor Institutional
 Limited Term Bond 11/30/93  174.3 0.42 0.42 0.64
Advisor Limited
 Term Bond  11/30/93  22.5 0.42 0.42 1.23
Institutional Short-
 Intermediate
  Government 11/30/93  255.2 0.45 0.45 0.45
Global Bond (2) 12/31/93  434.1 0.71 0.71 1.17
New Markets Income (2) 12/31/93**  114.6 0.71(dagger) 0.28(dagger)
1.24(dagger)
Short-Term World
 Income (2) 12/31/93  400.1 0.62 0.62 1.00
Spartan Bond
 Strategist (3) 12/31/93**  15.4 0.70(dagger) 0.70(dagger) 0.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/93  343.1 0.51 0.50 0.64
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/93  98.9 0.47 0.47 0.68
Spartan Long-Term
 Government Bond 1/31/94  85.8 0.65 0.65 0.65
U.S. Bond Index 2/28/94  190.2 0.32 -- 0.32
   MONEY MARKET
   Institutional Cash:
 Domestic Money
  Market (4) 3/31/93  768.4 0.20 0.12 0.18
 Money Market (4) 3/31/93  5,033.1 0.20 0.15 0.18
 U.S. Government (4) 3/31/93  6,305.4 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/93  2,683.0 0.20 0.15 0.18
 U.S. Treasury II (4) 3/31/93  7,014.6 0.20 0.15 0.18
Spartan Money Market (4) 4/30/93  4,841.1 0.30 0.30 0.30
Spartan U.S. Government
 Money Market (4) 4/30/93  1,204.8 0.55 0.45 0.45
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/93  1,538.3 0.38 0.38 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93 $ 443.3 0.50% 0.31% 0.95%
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93  2,841.7 0.50 0.50 0.57
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
Cash Reserves (4) 11/30/93  9,761.4 0.14 0.13 0.48
State and Local Asset
 Management Series:
  Government Money
   Market (4) 11/30/93  844.5 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/93  307.3 0.14 0.13 0.22
Select Money Market (4) 2/28/94  462.6 0.13 0.13 0.72
   TAX-EXEMPT INCOME
   Institutional Tax-
 Exempt Cash (4) 5/31/93  2,517.7 0.20 0.14 0.18
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93  91.7 0.50 0.22 0.95
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)


Spartan Intermediate
 Municipal  8/31/93** $ 82.6 0.55%(dagger) -% -%
Spartan Maryland Municipal
 Income   8/31/93**  13.4 0.55(dagger) -- --
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
Advisor Institutional
 Limited Term
  Tax-Exempt 11/30/93  22.1 0.42 0.24 0.65
Advisor Limited
 Term Tax-Exempt 11/30/93  15.4 0.42 -- 0.90
Connecticut Municipal
 Money Market (4) 11/30/93  300.3 0.42 0.42 0.61
High Yield Tax-Free 11/30/93  2,161.9 0.42 0.42 0.56
New Jersey Tax-Free
 Money Market (4) 11/30/93  357.5 0.42 0.42 0.63
Spartan Connecticut
 Municipal:
  High Yield 11/30/93  450.4 0.55 0.55 0.55
  Money Market (4) 11/30/93  128.5 0.50 0.24 0.24
Spartan Florida Municipal:
 Income   11/30/93  377.5 0.55 0.25 0.25
 Money Market (4) 11/30/93  204.4 0.50 0.18 0.18
Spartan New Jersey
 Municipal High Yield 11/30/93  399.2 0.55 0.55 0.55
Aggressive Tax-Free 12/31/93  891.9 0.47 0.47 0.64
Insured Tax-Free 12/31/93  426.3 0.42 0.42 0.61
Limited Term
 Municipals  12/31/93  1,174.6 0.41 0.41 0.57
Michigan Tax-Free:
 High Yield  12/31/93 $ 528.9 0.42% 0.42% 0.59%
 Money Market (4) 12/31/93  161.3 0.42 0.41 0.62
Minnesota Tax-Free 12/31/93  320.0 0.42 0.42 0.61
Municipal Bond 12/31/93  1,279.8 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/93  442.1 0.41 0.41 0.57
 Money Market (4) 12/31/93  244.4 0.42 0.42 0.59
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/93  283.2 0.55 0.55 0.55
  Money Market (4) 12/31/93  218.8 0.50 0.50 0.50
Massachusetts Tax-Free:
 High Yield  1/31/94  1,365.4 0.41 0.41 0.54
 Money Market (4) 1/31/94  577.0 0.41 0.41 0.66
New York Tax-Free:
 High Yield  1/31/94  477.9 0.41 0.41 0.58
 Insured   1/31/94  395.2 0.41 0.41 0.58
 Money Market (4) 1/31/94  564.0 0.41 0.41 0.62
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/94  339.5 0.50 0.40 0.40
Spartan New York
 Municipal:
  High Yield 1/31/94  427.7 0.55 0.55 0.55    Intermediate 1/31/94**  4.3
0.55(dagger) -- --
  Money Market (4) 1/31/94  446.6 0.50 0.50 0.50
California Tax-Free:
 High Yield  2/28/94  588.0 0.41 0.41 0.57
 Insured   2/28/94  299.5 0.41 0.29 0.48
 Money Market (4) 2/28/94  540.0 0.41 0.41 0.64
Spartan California
 Municipal:
  High Yield 2/28/94  598.5 0.55 0.52 0.52
  Intermediate 2/28/94**  7.7 0.55(dagger) -- --
  Money Market (4) 2/28/94  944.0 0.50 0.21 0.21
   (a) All fund data are as of the fiscal year end noted in the chart or as of February 28, 1994, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
   (b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
   (dagger) Annualized
   # Year end changed
   ** Less than a complete fiscal year
   (1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
   (2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income only), FIIA, and FIIAL U.K., with respect to the fund.
   (3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
   (4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.
   (5) Effective April 25, 1994, Select Broadcast and Media Portfolio has been renamed to Multimedia Portfolio.

PUR-PXS-594 CUSIP #316345206/FUND #304
 CUSIP #316345404/FUND #334
 CUSIP #316345305/FUND #316
 CUSIP #316345107/FUND #004

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
FIDELITY PURITAN TRUST: FIDELITY BALANCED FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, Arthur S. Loring, and Edward H. Malone, or any one or more of them, attorneys, with full power of substitution, to vote all shares of
FIDELITY PURITAN TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 13,
1994 at 9:00 a.m. and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
      004, 304, 316, 334 HH




Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.  To elect the twelve nominees specified below as Trustees:
 J. Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis, Richard J.
Box FOR all nominees listed   Box  WITHHOLD          1.
Flynn, Edward C. Johnson 3d, E. Bradley Jones, Donald J. Kirk,
Peter S. Lynch, Gerald C. McDonough, Edward H. Malone, Marvin
(except as marked to the           authority to vote
L. Mann, and Thomas R. Williams.
(INSTRUCTION:  TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S)
contrary)
for all nominees.
OF THE NOMINEE(S) ON THE LINE BELOW).

2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     2.

3.  To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
FOR  Box  AGAINST  Box  ABSTAIN  Box                      3.

 4. To amend the Declaration of Trust regarding shareholder
notification of appointment of Trustees.
FOR  Box  AGAINST  Box  ABSTAIN  Box                      4.

5. To amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment
FOR  Box  AGAINST  Box  ABSTAIN  Box                      5.
company with substantially the same investment objective and policies.

6. To adopt a new fundamental investment policy permitting the fund to invest all of its assets in another open-end investment company
 FOR  Box  AGAINST  Box  ABSTAIN  Box                      6.
 with substantially the same investment objective and policies.

7. To approve a modified management contract for the fund.
FOR  Box  AGAINST  Box  ABSTAIN  Box                      7.

8. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.
FOR  Box  AGAINST  Box  ABSTAIN  Box                      8.

9.  To approve a new Sub-Advisory Agreement with FMR Far East for the fund.
FOR  Box  AGAINST  Box  ABSTAIN  Box                      9.

10.  To approve a new Sub-Advisory Agreement with FMR U.K. for the fund.
 FOR  Box  AGAINST  Box  ABSTAIN  Box                      10.

11. To eliminate or amend certain fundamental investment policies of the fund.
 FOR  Box  AGAINST  Box  ABSTAIN  Box                      11.

   12. To amend the fund's fundamental investment limitation concerning real estate.
FOR  Box  AGAINST  Box  ABSTAIN  Box                    1   2    .

1   3    .  To amend the fund's fundamental investment limitation concerning diversification.
FOR  Box  AGAINST  Box  ABSTAIN  Box                       1   3    .

1   4    . To amend the fund's fundamental investment limitation concerning the issuance of senior securities.
FOR  Box  AGAINST  Box  ABSTAIN  Box                        1   4    .

1   5    . To eliminate the fund's fundamental investment limitation concerning short sales of securities.
FOR  Box  AGAINST  Box  ABSTAIN  Box                        1   5    .

1   6    . To eliminate the fund's fundamental investment limitation concerning margin purchases.
FOR  Box  AGAINST  Box  ABSTAIN  Box                        1   6    .

1   7    . To amend the fund's fundamental investment limitation concerning borrowing.
FOR  Box  AGAINST  Box  ABSTAIN  Box                        1   7    .

   20    . To adopt a fundamental investment limitation concerning the purchase and sale of physical commodities for the fund.
FOR  Box  AGAINST  Box  ABSTAIN  Box                           20    .

21. To amend the fund's fundamental investment limitation concerning lending.
FOR  Box  AGAINST  Box  ABSTAIN  Box                         21.

22. To eliminate the fund's fundamental investment limitation concerning investment in other investment companies.
FOR  Box  AGAINST  Box  ABSTAIN  Box                         22.

   PUR-PXC-594              CUSIP#316345206/FUND#304H





Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
FIDELITY PURITAN TRUST: FIDELITY LOW-PRICED STOCK FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, Arthur S. Loring, and Edward H. Malone, or any one or more of them, attorneys, with full power of substitution, to vote all shares of
FIDELITY PURITAN TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 13,
1994 at 9:00 a.m. and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
     004, 304, 316, 334 HH




Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - -------------------------------------------------------------

1.  To elect the twelve nominees specified below as Trustees:
J. Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis, Richard J.
Box FOR all nominees listed   Box   WITHHOLD          1.
Flynn, Edward C. Johnson 3d, E. Bradley Jones, Donald J. Kirk,
Peter S. Lynch, Gerald C. McDonough, Edward H. Malone, Marvin
(except as marked to the
authority to vote for
L. Mann, and Thomas R. Williams.
(INSTRUCTION:  TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S)
contrary below).
all nominees.
OF THE NOMINEE(S) ON THE LINE BELOW).

2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
 FOR  Box  AGAINST  Box  ABSTAIN  Box                     2.

3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     3.

4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     4.

5. To amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment
 FOR  Box  AGAINST  Box  ABSTAIN  Box                     5.
 company with substantially the same investment objective and policies.

6. To adopt a new fundamental investment policy permitting the fund to invest all of its assets in another open-end investment company
FOR  Box  AGAINST  Box  ABSTAIN  Box                     6.
with substantially the same investment objective and policies.

7. To approve a modified management contract for the fund.
FOR  Box  AGAINST  Box  ABSTAIN  Box                    7.

9.  To approve a new Sub-Advisory Agreement with FMR Far East for the fund.
 FOR  Box  AGAINST  Box  ABSTAIN  Box                   9.

10.  To approve a new Sub-Advisory Agreement with FMR U.K. for the fund.
 FOR  Box  AGAINST  Box  ABSTAIN  Box                   10.

   12. To amend the fund's fundamental investment limitation concerning real estate.
 FOR  Box  AGAINST  Box  ABSTAIN  Box                   1   2    .

1   3    .  To amend the fund's fundamental investment limitation concerning diversification.
FOR  Box  AGAINST  Box  ABSTAIN  Box                    1   3    .

1   4    . To amend the fund's fundamental investment limitation concerning the issuance of senior securities.
FOR  Box  AGAINST  Box  ABSTAIN  Box                    1   4    .

1   5    . To eliminate the fund's fundamental investment limitation concerning short sales of securities.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     1   5    .

1   6    . To eliminate the fund's fundamental investment limitation concerning margin purchases.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     1   6    .

1   7    . To amend the fund's fundamental investment limitation concerning borrowing.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     1   7    .

1   8    . To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     1   8    .

1   9    . To amend the fund's fundamental investment limitation concerning the purchase and sale of physical commodities.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     1   9.

21. To amend the fund's fundamental investment limitation concerning lending.
 FOR  Box  AGAINST  Box  ABSTAIN  Box                    21.


   PUR-PXC-594              CUSIP#316345305/FUND#316H





Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
FIDELITY PURITAN TRUST: FIDELITY PURITAN FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, Arthur S. Loring, and Edward H. Malone, or any one or more of them, attorneys, with full power of substitution, to vote all shares of
FIDELITY PURITAN TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 13,
1994 at 9:00 a.m. and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
      004, 304, 316, 334 HH


Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.  To elect the twelve nominees specified below as Trustees:
 J. Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis, Richard J.
 Box  FOR all nominees listed    Box WITHHOLD          1.
Flynn, Edward C. Johnson 3d, E. Bradley Jones, Donald J. Kirk,
Peter S. Lynch, Gerald C. McDonough, Edward H. Malone, Marvin
(except as marked to the
authority to vote
L. Mann, and Thomas R. Williams.
(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE(S), WRITE THE NAME(S)    contrary below).
for all nominees
OF THE NOMINEE(S) ON THE LINE BELOW).

2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
 FOR  Box  AGAINST  Box  ABSTAIN  Box                   2.

3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     3.

 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     4.

5. To amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment
FOR  Box  AGAINST  Box  ABSTAIN  Box                     5.
 company with substantially the same investment objective and policies.

6. To adopt a new fundamental investment policy permitting the fund to invest all of its assets in another open-end investment company
FOR  Box  AGAINST  Box  ABSTAIN  Box                     6.
 with substantially the same investment objective and policies.

7. To approve a modified management contract for the fund.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     7.

9.  To approve a new Sub-Advisory Agreement with FMR Far East for the fund.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     9.

10.  To approve a new Sub-Advisory Agreement with FMR U.K. for the fund.
 FOR  Box  AGAINST  Box  ABSTAIN  Box                   10.



   PUR-PXC-594              CUSIP#316345107/FUND#004H





Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
FIDELITY PURITAN TRUST: FIDELITY GLOBAL BALANCED FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, Arthur S. Loring, and Edward H. Malone, or any one or more of them, attorneys, with full power of substitution, to vote all shares of
FIDELITY PURITAN TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 13,
1994 at 9:00 a.m. and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
      004, 304, 316, 334 HH




Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.  To elect the twelve nominees specified below as Trustees:
J. Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis, Richard J.
Box  FOR all nominees  Box WITHHOLD          1.
Flynn, Edward C. Johnson 3d, E. Bradley Jones, Donald J. Kirk,
Peter S. Lynch, Gerald C. McDonough, Edward H. Malone, Marvin
listed (except as marked to
authority to vote for
L. Mann, and Thomas R. Williams.
(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
WRITE THE NAME(S)     the contrary below).
all nominees.
OF THE NOMINEE(S) ON THE LINE BELOW).

2.  To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
 FOR  Box  AGAINST  Box  ABSTAIN  Box                    2.

3.  To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     3.

4.  To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
FOR  Box  AGAINST  Box  ABSTAIN  Box                     4.

5.  To amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment
FOR  Box  AGAINST  Box  ABSTAIN  Box                     5.
company with substantially the same investment objective and policies.

6.   To adopt a new fundamental investment policy permitting the fund to invest all of its assets in another open-end investment company
FOR  Box  AGAINST  Box  ABSTAIN  Box                     6.
with substantially the same objective and investment policies.

7.   To approve a modified management contract for the fund.
FOR  Box  AGAINST  Box  ABSTAIN  Box                    7.


   PUR-PXC-594              CUSIP#316345404/FUND#334




FIDELITY PURITAN FUND
FIDELITY BALANCED FUND
FIDELITY GLOBAL BALANCED FUND
FIDELITY LOW-PRICED STOCK FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund shareholders will be held in July to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Our records indicate that you are among many shareholders who have more than one account in these funds. To save the expense of postage and printing, we have enclosed one proxy card for each account. Please take a few minutes to read the enclosed materials and cast your vote on each yellow proxy card. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your funds. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by the funds and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for each fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to modify each fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the modified contract is substantially identical to the current management contract. THE MODIFIED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER EACH FUND'S CURRENT MANAGEMENT CONTRACT. PROPOSAL 8 is to approve a Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Balanced Fund. This "no fee" plan allows FMR to use its management fees and other resources to promote the sale of the fund's shares. No fees (other than those contemplated in the management contract) are to be paid by the fund under the plan.
PROPOSALS 9 AND 10 ask for shareholder approval of two sub-advisory agreements for Fidelity Puritan Fund, Fidelity Balanced Fund, and Fidelity Low-Priced Stock Fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable each fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 11 is to approve the elimination or amendment of certain of Fidelity Balanced Fund's current fundamental investment policies. The main purpose of this proposal is to simplify the language describing the fund's policies as well as to ensure that the fund has the ability to adapt to future economic, market, or regulatory changes. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
PROPOSAL 12 is to amend the investment limitation concerning real estate for Fidelity Balanced Fund and Fidelity Low-Priced Stock Fund. The main purpose of this proposal is to allow each fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to the fund's investment objective. The proposal is not expected to change the investment performance of either fund, or how the funds are managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 13 through 22 is to revise several of the investment limitations of Fidelity Balanced Fund and Fidelity Low-Priced Stock Fund to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify each fund's authority in various areas of investing and bring each fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objectives of the funds, however, and are not expected to result in any significant changes in either fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy cards enclosed in this package. Be sure to sign the cards before mailing them in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds. Sincerely,
Edward C. Johnson 3d
President
FIDELITY PURITAN FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Puritan Fund shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to modify the fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the modified contract is substantially identical to the current management contract. THE MODIFIED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT. PROPOSALS 9 AND 10 ask for shareholder approval of two sub-advisory agreements for the fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable each fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,

FIDELITY BALANCED FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Balanced Fund shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to modify the fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the modified contract is substantially identical to the current management contract. THE MODIFIED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT. PROPOSAL 8 is to approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund. This "no fee" plan allows FMR to use its management fees and other resources to promote the sale of the fund's shares. No fees (other than those contemplated in the management contract) are to be paid by the fund under the plan.
PROPOSALS 9 AND 10 ask for shareholder approval of two sub-advisory agreements for the fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable the fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 11 is to approve the elimination or amendment of certain of the fund's current fundamental investment policies. The main purpose of this proposal is to simplify the language describing the fund's policies as well as to ensure that the fund has the ability to adapt to future economic, market, or regulatory changes. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
PROPOSAL 12 is to amend the investment limitation concerning real estate for the fund. The main purpose of this proposal is to allow the fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to the fund's investment objective. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 13 through 16 and 19 through 22 is to revise several of the fund's investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental investment objective of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
FIDELITY GLOBAL BALANCED FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Global Balanced Fund shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to modify the fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the modified contract is substantially identical to the current management contract. THE MODIFIED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT. Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
FIDELITY LOW-PRICED STOCK FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Low-Priced Stock Fund shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to modify the fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the modified contract is substantially identical to the current management contract. THE MODIFIED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT. PROPOSALS 9 AND 10 ask for shareholder approval of two sub-advisory agreements for the fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable the fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 12 is to amend the investment limitation concerning real estate for the fund. The main purpose of this proposal is to allow the fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to the fund's investment objective. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 13 through 18, 20, and 21 is to revise several of the fund's investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental investment objective of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy. Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President